Exhibit 10.6

MORTGAGE, ASSIGNMENT OF LEASES AND RENTS AND SECURITY AGREEMENT

935 HQ ASSOCIATES, LLC,

BORROWER

IN FAVOR OF

CIBC INC.,

LENDER

DATED: AS OF JUNE 9, 2004

Property Address

Street Address:	935 First Avenue, King of Prussia, Pennsylvania
Condominium Unit Number:	Unit 1 of First Avenue Corporate Center
County:	Montgomery
Commonwealth:	Pennsylvania

Record and Return to:

Winston & Strawn LLP

200 Park Avenue

New York, New York 10166

Attention: Emidio J. Scarfogliero

THIS MORTGAGE, ASSIGNMENT OF LEASES AND RENTS AND SECURITY AGREEMENT (this “Mortgage”) is made as of the 9th day of June, 2004, by 935 HQ ASSOCIATES, LLC, a Delaware limited liability company, as mortgagor (“Borrower”), whose address is 1075 First Avenue, King of Prussia, Pennsylvania 19406, in favor of CIBC INC., a Delaware corporation, as mortgagee (“Lender”), whose address is Attn: Real Estate Finance Group, 622 Third Avenue, 8th Floor, New York, New York 10017.

W I T N E S S E T H:

THAT FOR THE PURPOSES OF SECURING:

(1) A loan (the “Loan”) by Lender to Borrower in the original principal amount of Thirteen Million and 00/100 Dollars ($13,000,000.00), together with interest thereon evidenced by that certain promissory note (such promissory note, together with any and all renewals, modifications, consolidations and extensions thereof, is hereinafter referred to as the “Note”) of even date with this Mortgage, made by Borrower to the order of Lender in like amount;

(2) The full and prompt payment and performance of all of the provisions, agreements, covenants and obligations herein contained and contained in any other agreements, documents or instruments now or hereafter evidencing, guarantying, securing or otherwise relating to the indebtedness evidenced by the Note, whether executed or delivered by Borrower or by any indemnitor or guarantor with respect to any obligation of Borrower under the Loan Documents (each, hereinafter, an “Indemnitor”), as defined herein, or jointly and severally (the Note, this Mortgage, and such other agreements, documents and instruments, together with any and all renewals, amendments, extensions and modifications thereof, are hereinafter collectively referred to as the “Loan Documents”) excluding only the obligations pursuant to that certain Hazardous Substances Indemnity Agreement by Borrower and Indemnitor, jointly and severally, for the benefit of Lender (the “Hazardous Substances Indemnity”), and the payment of all other sums covenanted in the Loan Documents to be paid;

(3) Any and all additional advances made by Lender to protect or preserve the Property or the lien or security interest created hereby on the Property, or for Taxes and Other Charges (each as defined in Section 1.5) or Insurance Premiums (each as defined in Section 1.6) as hereinafter provided or for performance of any of Borrower’s obligations hereunder or under the other Loan Documents or for any other purpose provided herein or in the other Loan Documents (whether or not the original Borrower remains the owner of the Property at the time of such advances), and any and all costs and expenses incurred by Lender hereunder in performing the obligations required to be performed by Borrower or otherwise incurred by Lender pursuant to the terms of this Mortgage, together with interest on each such advance, cost or expense (which interest shall accrue at the Default Interest Rate (as defined in the Note) from the date such amounts are advanced or paid by Lender until the date repaid by Borrower); and

(4) Any and all other indebtedness now owing or which may hereafter be owing by Borrower to Lender, including, without limitation, all prepayment fees, however and whenever incurred or evidenced, whether express or implied, direct or indirect, absolute or contingent, or due or to become due, and all renewals, modifications, consolidations, replacements and extensions thereof;

(All of the sums referred to in Paragraphs (1) through (4) above are herein sometimes referred to as the “Obligations”)

and for and in consideration of the sum of Ten and no/100 Dollars ($10.00), and other valuable consideration, the receipt and sufficiency of which are hereby conclusively acknowledged, BORROWER

HEREBY IRREVOCABLY MORTGAGES, GRANTS, BARGAINS, SELLS, CONVEYS, TRANSFERS, PLEDGES, SETS OVER AND ASSIGNS, AND GRANTS A SECURITY INTEREST, TO LENDER, ITS SUCCESSORS AND ASSIGNS, in all of Borrower’s estate, right, title and interest in, to and under any and all of the following described property, whether now owned or hereafter acquired (collectively, the “Property”):

A. That certain unit of the condominium regime set forth in Exhibit A hereto (the “Unit”) of First Avenue Corporate Center, a Condominium in the Township of Upper Merion, Commonwealth of Pennsylvania (the “Condominium”), according to the Declaration of Condominium, recorded immediately prior to the recordation of this Mortgage in the Records of the City of Merion, Pennsylvania (the “Declaration”) together with appurtenant parking spaces and undivided percentage interests in and to the Common Elements (as defined in the Declaration), and all other rights, titles and hereditaments attributable to the Unit, all as more particularly described on Exhibit A attached hereto and incorporated herein by this reference collectively, (the “Real Estate”);

B. All structures, buildings and improvements of every kind and description now or at any time hereafter located or placed on the Real Estate, including, without limitation, any such structures, buildings and improvements constituting the Unit (collectively, the “Improvements”);

C. All furniture, furnishings, fixtures, goods, equipment, inventory or personal property owned by Borrower and now or hereafter located on, attached to or used in and about the Improvements, including, but not limited to, all machines, engines, boilers, dynamos, elevators, stokers, tanks, cabinets, awnings, screens, shades, blinds, carpets, draperies, lawn mowers, and all appliances, plumbing, heating, air conditioning, lighting, ventilating, refrigerating, disposal and incinerating equipment, and all fixtures and appurtenances thereto, and such other goods and chattels and personal property owned by Borrower as are now or hereafter used or furnished in operating the Improvements, or the activities conducted therein, and all building materials and equipment hereafter situated on or about the Real Estate or Improvements, and all warranties and guaranties relating thereto, and all additions thereto and substitutions and replacements therefor (exclusive of any of the foregoing owned or leased by tenants of space in the Improvements);

D. All easements, rights-of-way, strips and gores of land, vaults, streets, ways, alleys, passages, sewer rights, air rights and other development rights now or hereafter located on the Real Estate or under or above the same or any part or parcel thereof, and all estates, rights, titles, interests, tenements, hereditaments and appurtenances, reversions and remainders whatsoever, in any way belonging, relating or appertaining to the Real Estate and/or Improvements or any part thereof, or which hereafter shall in any way belong, relate or be appurtenant thereto, whether now owned or hereafter acquired by Borrower;

E. All water, ditches, wells, reservoirs and drains and all water, ditch, well, reservoir and drainage rights which are appurtenant to, located on, under or above or used in connection with the Real Estate or the Improvements, or any part thereof, whether now existing or hereafter created or acquired;

F. All minerals, crops, timber, trees, shrubs, flowers and landscaping features now or hereafter located on, under or above the Real Estate;

G. All cash funds, deposit accounts and other rights and evidence of rights to cash, now or hereafter created or held by Lender pursuant to this Mortgage or any other of the Loan Documents, including, without limitation, all funds now or hereafter on deposit in the Impound Account, as defined in Section 1.6, and in the reserves required pursuant to Section 1.28 and in the Letter of Credit Reserve (as defined in that certain Letter of Credit Agreement dated as of the date hereof between Borrower and Lender) (collectively, the “Reserves”);

H. All leases (including, without limitation, (x) that certain Lease Agreement dated on or about June 9, 2004 between Borrower, as landlord, and GSI Commerce Solutions, Inc. (the “Primary Tenant”), as tenant, and guaranteed by GSI Commerce, Inc. (“GSI” or the “Primary Lease Guarantor”) pursuant to a Lease Guaranty dated as of the same date (the lease and guaranty, collectively, the “Primary Lease”) and (y) oil, gas and mineral leases), licenses, concessions and occupancy agreements of all or any part of the Real Estate or the Improvements now or hereafter entered into (each, a “Lease” and collectively, the “Leases”) and all rents, royalties, issues, profits, revenue, income and other benefits (collectively, the “Rents and Profits”) of the Real Estate or the Improvements, now or hereafter arising from the use or enjoyment of all or any portion thereof or from any present or future Lease or other agreement pertaining thereto or arising from any of the Contracts (as hereinafter defined) or any of the General Intangibles (as hereinafter defined) and all cash or securities deposited to secure performance by the tenants, lessees or licensees, as applicable (each, a “Tenant” and collectively, the “Tenants”), of their obligations under any such Leases, whether said cash or securities are to be held until the expiration of the terms of said Leases or applied to one or more of the installments of rent coming due prior to the expiration of said terms, subject to, however, the provisions contained in Section 1.9 hereinbelow;

I. All contracts and agreements now or hereafter entered into covering any part of the Real Estate or the Improvements (collectively, the “Contracts”) and all revenue, income and other benefits thereof, including, without limitation, management agreements, franchise agreements, service contracts, maintenance contracts, equipment leases, personal property leases and any contracts or documents relating to construction on any part of the Real Estate or the Improvements (including plans, drawings, surveys, tests, reports, bonds and governmental approvals) or to the management or operation of any part of the Real Estate or the Improvements and any and all warranties and guaranties relating to the Real Estate or the Improvements or any fixtures, equipment or personal property owned by Borrower and located on and/or used in connection with the Property;

J. All present and future monetary deposits given to any public or private utility with respect to utility services furnished to any part of the Real Estate or the Improvements;

K. All present and future funds, accounts, instruments, accounts receivable, documents, causes of action, claims, general intangibles (including without limitation, trademarks, trade names, servicemarks and symbols now or hereafter used in connection with any part of the Real Estate or the Improvements, all names by which the Real Estate or the Improvements may be operated or known, all rights to carry on business under such names, and all rights, interest and privileges which Borrower has or may have as developer or declarant under any covenants, restrictions or declarations now or hereafter relating to the Real Estate or the Improvements) and all notes or chattel paper now or hereafter arising from or by virtue of any transactions related to the Real Estate or the Improvements (collectively, the “General Intangibles”);

L. All water taps, sewer taps, certificates of occupancy, permits, licenses, franchises, certificates, consents, approvals and other rights and privileges now or hereafter obtained in connection with the Real Estate or the Improvements and all present and future warranties and guaranties relating to the Improvements or to any equipment, fixtures, furniture, furnishings, personal property or components of any of the foregoing now or hereafter located or installed on the Real Estate or the Improvements;

M. All building materials, supplies and equipment now or hereafter placed on the Real Estate or in the Improvements and all architectural renderings, models, drawings, plans, specifications, studies and data now or hereafter relating to the Real Estate or the Improvements;

N. All right, title and interest of Borrower in any insurance policies or binders now or hereafter relating to the Property including any unearned premiums thereon;

O. All proceeds, products, substitutions and accessions (including claims and demands therefor) of the conversion, voluntary or involuntary, of any of the foregoing into cash or liquidated claims, including, without limitation, proceeds of insurance and condemnation awards and proceeds of refunds of any Taxes or Other Charges with respect to any period in which this Mortgage encumbers the Property; and

P. All other or greater rights and interests of every nature in the Real Estate or the Improvements and in the possession or use thereof and income therefrom, whether now owned or hereafter acquired by Borrower.

TO HAVE AND TO HOLD the Property unto Lender, its successors and assigns forever, for the purposes and uses herein set forth, PROVIDED ALWAYS, and this instrument is upon the express condition that, if Borrower pays to Lender the principal sum mentioned in the Note, the interest thereon and all other sums payable by Borrower to Lender as are secured hereby, in accordance with the provisions of the Note and this Mortgage, at the times and in the manner specified, without deduction, fraud or delay, and Borrower complies with all the terms and conditions contained herein and in the Note, then this Mortgage and the estate hereby granted shall cease and become void.

ARTICLE I

COVENANTS OF BORROWER

For the purpose of further securing the Obligations and for the protection of the security of this Mortgage, for so long as the Obligations or any part thereof remains unpaid, Borrower covenants and agrees as follows:

1.1 Warranties of Borrower. Borrower, for itself and its successors and assigns, does hereby represent, warrant and covenant to and with Lender, its successors and assigns, that:

(a) Organization and Existence. Borrower is duly organized and validly existing as a limited liability company in good standing under the laws of Delaware and is qualified to do business in the state of Pennsylvania and in all other jurisdictions in which Borrower is transacting business.

(b) Authorization. Borrower has the power and authority to execute, deliver and perform the obligations imposed on it under the Loan Documents and to consummate the transactions contemplated by the Loan Documents and has taken all necessary actions in furtherance thereof including, without limitation, that those partners or members of Borrower whose approval is required by the terms of Borrower’s organizational documents have duly approved the transactions contemplated by the Loan Documents and have authorized execution and delivery thereof by the respective signatories. To the best of Borrower’s knowledge, no other consent by any local, state or federal agency is required in connection with the execution and delivery of the Loan Documents.

(c) Valid Execution and Delivery. All of the Loan Documents requiring execution by Borrower have been duly and validly executed and delivered by Borrower.

(d) Enforceability. All of the Loan Documents constitute valid, legal and binding obligations of Borrower and are fully enforceable against Borrower in accordance with their terms, subject only to bankruptcy laws and general principles of equity.

(e) No Defenses. The Note, this Mortgage and the other Loan Documents are not subject to any right of rescission, set-off, counterclaim or defense, nor would the operation of any of the terms of the Note, this Mortgage or any of the other Loan Documents, or the exercise of any right thereunder, render this Mortgage unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury.

(f) Defense of Usury. Borrower knows of no facts that would support a claim of usury to defeat or avoid its obligation to repay the principal of, interest on, and other sums or amounts due and payable under, the Loan Documents.

(g) No Conflict/Violation of Law. The execution, delivery and performance of the Loan Documents by the Borrower will not cause or constitute a default under or conflict with the organizational documents of Borrower, any Indemnitor or any Constituent Entity (as defined in Section 1.27) of either of them. The execution, delivery and performance of the obligations imposed on Borrower under the Loan Documents will not cause Borrower to be in default, including after due notice or lapse of time or both, under the provisions of any agreement, judgment or order to which Borrower is a party or by which Borrower is bound.

(h) Compliance with Applicable Laws and Regulations. All of the Improvements and the use of the Property by the Borrower comply with, and shall remain in compliance with, all applicable statutes, rules, regulations and private covenants now or hereafter relating to the ownership, construction, use or operation of the Property, including all applicable health, fire and building codes, and all applicable statutes, rules and regulations pertaining to requirements for equal opportunity, anti-discrimination, fair housing, environmental protection, zoning and land use (collectively, “Applicable Laws”). To Borrower’s knowledge, there is no evidence of any illegal activities relating to controlled substances on the Property. All certifications, permits, licenses and approvals, including, without limitation, certificates of completion and occupancy permits required for the legal use, occupancy and operation of the Property for the use currently being made thereof have been obtained and are in full force and effect. All of the Improvements comply with all material requirements of any applicable zoning and subdivision laws and ordinances.

(i) Consents Obtained. All consents, approvals, authorizations, orders or filings with any court or governmental agency or body, if any, required for the execution, delivery and performance of the Loan Documents by Borrower have been obtained or made.

(j) No Litigation. There are no pending actions, suits or proceedings, arbitrations or governmental investigations against the Property, Borrower, any Indemnitor or any managing member or sole member of Borrower, whether pursuant to the Loan Documents or otherwise, an adverse outcome of which would materially affect the Borrower’s performance under the Note, the Mortgage or the other Loan Documents.

(k) Title. The Borrower has good and marketable fee simple title to the Property, subject only to those matters expressly listed as exceptions to title or subordinate matters in the title insurance policy accepted by Lender in connection with this Mortgage, excepting therefrom all preprinted and/or standard exceptions (the “Permitted Exceptions”). The possession of the Property has been peaceful and undisturbed and title thereto has not been disputed or questioned to the best of Borrower’s knowledge. Further, Borrower has full power and lawful authority to grant, bargain, sell, convey, assign, transfer and mortgage its interest in the Property in the manner and form hereby done or intended. Borrower will preserve its interest in and title to the Property and will forever warrant and defend the same to Lender against any and all claims whatsoever and will forever warrant and defend the validity and priority of the lien and security interest created herein against the claims of all persons and parties whomsoever, subject to the Permitted Exceptions. The foregoing warranty of title shall survive the foreclosure of this Mortgage and shall inure to the benefit of and be enforceable by Lender in the event Lender acquires title to the Property pursuant to any foreclosure.

(l) Permitted Exceptions. The Permitted Exceptions do not and will not materially and adversely affect (1) the ability of the Borrower to pay in full the principal and interest on the Note in a timely manner or (2) the use of the Property for the use currently being made thereof, the operation of the Property as currently being operated or the value of the Property.

(m) First Lien. Upon the execution by the Borrower and the recording of this Mortgage in the records of Montgomery County, and upon the execution and filing of UCC-1 financing statements or amendments thereto in the records of Montgomery County and the office of the Secretary of State of Delaware, the Lender will have a valid first lien on the Property and a valid security interest in all personal property encumbered hereby, subject to no liens, charges or encumbrances other than the Permitted Exceptions.

(n) ERISA. The Borrower has made and shall continue to make all required contributions to all employee benefit plans, if any, and the Borrower has no knowledge of any material liability which has been incurred by the Borrower which remains unsatisfied for any taxes or penalties with respect to any employee benefit plan or any multi-employer plan, and each such plan has been administered in compliance with its terms and the applicable provisions of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) and any other federal or state law.

(o) Contingent Liabilities. Neither Borrower nor any Indemnitor has any known material contingent liabilities, except for contingent liabilities of any Indemnitor explicitly set forth on the financial statements of such Indemnitor that were delivered to Lender in connection with the Loan, or as were otherwise expressly disclosed to Lender in writing prior to the date hereof with respect to any Indemnitor.

(p) No Other Obligations. The Borrower has no material financial obligation under any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Borrower is a party or by which the Borrower or the Property is otherwise bound, other than (i) obligations incurred in the ordinary course of the operation of the Property that do not violate Section 1.27, and (ii) the Obligations.

(q) Fraudulent Conveyance. The Borrower (1) has not entered into the Loan or any Loan Document with the actual intent to hinder, delay, or defraud any creditor and (2) received reasonably equivalent value in exchange for its obligations under the Loan Documents. Giving effect to the Loans contemplated by the Loan Documents, the fair saleable value of the Borrower’s assets exceed and will, immediately following the execution and delivery of the Loan Documents, exceed the Borrower’s total liabilities, including, without limitation, subordinated, unliquidated, disputed or contingent liabilities. The fair saleable value of the Borrower’s assets is and will, immediately following the execution and delivery of the Loan Documents, be greater than the Borrower’s probable liabilities, including the maximum amount of its contingent liabilities or its debts as such debts become absolute and matured. The Borrower’s assets do not and, immediately following the execution and delivery of the Loan Documents will not, constitute unreasonably small capital to carry out its business as conducted or as proposed to be conducted. The Borrower does not intend to, and does not believe that it will, incur debts and liabilities (including, without limitation, contingent liabilities and other commitments) beyond its ability to pay such debts as they mature (taking into account the timing and amounts to be payable on or in respect of obligations of the Borrower).

(r) Investment Company Act. Neither Borrower nor any Indemnitor is (1) an “investment company” or a company “controlled” by an “investment company,” within the meaning of the Investment Company Act of 1940, as amended; (2) a “holding company” or a “subsidiary company” of a “holding company” or an “affiliate” of either a “holding company” or a “subsidiary company” within the meaning of the Public Utility Holding Company Act of 1935, as amended; or (3) subject to any other federal or state law or regulation which purports to restrict or regulate its ability to borrow money.

(s) Access/Utilities. The Property has adequate rights of access to public ways and is served by adequate water, sewer, sanitary sewer and storm drain facilities. All public utilities necessary to the continued use and enjoyment of the Property as presently used and enjoyed are located in the public right-of-way abutting the Property, and all such utilities are connected so as to serve the Property without passing over other property, other than by means of irrevocable easements set forth on the title report and survey delivered to Lender. All roads, and access to such roads, necessary for the full utilization of the Property for its current purpose have been completed and dedicated to public use and accepted by all governmental authorities or are the subject of access easements for the benefit of the Property without any further condition or cost to Borrower or Tenant.

(t) Taxes Paid. Borrower has filed all federal, state, county and municipal tax returns required to have been filed by Borrower, and has paid all taxes which have become due pursuant to such returns or to any notice of assessment received by Borrower, and Borrower has no knowledge of any basis for additional assessment with respect to such Taxes and Other Charges. Further, the Property is free from delinquent Taxes and Other Charges.

(u) Single Tax Lot. As of the date hereof, the Unit is part of a tax parcel which includes all of the Condominium. Borrower shall use best efforts and take all necessary actions in order for the Unit to be designated and assessed, within as short a period of time subsequent to the date hereof as is legally possible, as a single lot with no portion of said tax lot covering property other than the Unit.

(v) Special Assessments. Except as disclosed in the title insurance policy, there are no pending or, to the knowledge of the Borrower, proposed special or other assessments for public improvements or otherwise affecting the Property, nor, to the knowledge of the Borrower, are there any contemplated improvements to the Property that may result in such special or other assessments.

(w) Flood Zone. The Property is not located in a flood hazard area as defined by the Federal Insurance Administration.

(x) Seismic Exposure. The Real Estate is not located in Zone 3 or Zone 4 of the “Seismic Zone Map of the U.S.”.

(y) Misstatements of Fact. No statement of fact made in the Loan Documents contains any untrue statement of a material fact or omits to state any material fact necessary to make statements contained herein or therein not misleading. There is no fact presently known to the Borrower, any Indemnitor or any Constituent Entity of Borrower or any Indemnitor which has not been disclosed which adversely affects, or in the judgment of a reasonable person might adversely affect, the business, operations or condition (financial or otherwise) of the representing party. Further, and in clarification of the foregoing, all reports, certificates, affidavits, statements and other data furnished by or on behalf of

Borrower, Indemnitor and each Constituent Entity of each of them to Lender, or their respective agents, in connection with the Loan are true and correct in all material respects and do not omit to state any fact or circumstance necessary to make the statements contained therein not misleading.

(z) Condition of Improvements. The Property has not been damaged by fire, water, wind or other cause of loss or any previous damage to the Property has been fully restored. The Improvements are structurally sound, in good repair and free of defects in materials and workmanship and have been constructed and installed in substantial compliance with the plans and specifications relating thereto. All major building systems located within the Improvements, including, without limitation, the heating and air conditioning systems and the electrical and plumbing systems, are in good working order and condition.

(aa) No Insolvency or Judgment. Neither Borrower, nor any Indemnitor, nor any managing member or sole member of Borrower, (a) has been or is currently the subject of or a party to any completed or pending bankruptcy, reorganization or insolvency proceeding; or (b) is currently the subject of any judgment unsatisfied of record or docketed in any court of the state in which the Property is located or in any other court located in the United States, other than, with respect to Indemnitor, any unsatisfied judgments in amounts of less than $25,000, none of which such judgments, either individually or in the aggregate, will impair the ability of Indemnitor to perform its obligations under the Loan Documents. The proposed Loan will not render the Borrower or any general partner or member of Borrower, as applicable, insolvent. As used in this Mortgage, the term “insolvent” means that the sum total of all of an entity’s liabilities (whether secured or unsecured, contingent or fixed, or liquidated or unliquidated) is in excess of the value of all such entity’s non-exempt assets, i.e., all of the assets of the entity that are available to satisfy claims of creditors.

(bb) No Condemnation. No part of any property subject to the Mortgage has been taken in condemnation or other like proceeding to an extent which would impair the value of the Property, the Mortgage or the Loan or the usefulness of such property for the purposes contemplated by the loan application relating to the Loan (the “Loan Application”), nor is any proceeding pending, threatened or known to be contemplated for the partial or total condemnation or taking of the Property.

(cc) No Labor or Materialmen Claims. All parties furnishing labor and materials have been paid in full and, except for such liens or claims insured against by the policy of title insurance to be issued in connection with the Loan, there are no mechanics’, laborers’ or materialmen’s liens or claims outstanding for work, labor or materials affecting the Property, whether prior to, equal with or subordinate to the lien of the Mortgage.

(dd) No Purchase Options. Excluding only the right of first offer held by Brandywine Operating Partnership L.P. (“Brandywine”), set forth in the Declaration, no tenant, person, party, firm, corporation or other entity has an option, right of first offer, or right of first refusal, to purchase the Property, any portion thereof or any interest therein. The right of first offer held by Brandywine is, and at all times shall be, subject and subordinate to the right of Lender to foreclose on the Property or to acquire title to the Property through deed-in-lieu of foreclosure.

(ee) Leases. The Property is not subject to any leases, subleases, licenses, concessions or other agreements related to the leasing or renting of the Property or any portion thereof, except as set forth on the Rent Roll (as defined herein). No person has any possessory interest in the Property or right to occupy the same, except pursuant to the Leases. Borrower hereby represents that: (i) Borrower has delivered a schedule (the “Rent Roll”) of all Leases affecting the Property, which accurately and completely sets forth in all material respects for each Lease, the following: the name of the Tenant, the Lease expiration date, extension and renewal provisions, the base rent payable, the security deposit held thereunder and any other material provisions of such Lease, which Rent Roll is true, correct and complete as of the date hereof; and (ii) the Borrower is the owner and holder of the landlord’s interest under the Leases, and there are no prior assignments of all or any portion of the Leases or any portion of the Rents and Profits which are presently outstanding and have priority over the assignment of leases and rents contained herein in Section 1.9 given by Borrower to Lender; and (iii) each Lease constitutes the legal, valid and binding obligation of Borrower and, to the best of Borrower’s knowledge and belief, is enforceable against the Tenant thereunder; and (iv) no default exists, or with the passing of time or the giving of notice or both would exist, under any Lease which would, in the aggregate, have a material adverse effect on Borrower or the Property; and (v) no Tenant has any offset or defense to the payment of rent under its Lease; and (vi) no Tenant has, as of the date hereof, paid rent under its Lease more than one (1) month in advance, and the rents under such Lease has not been waived, released, or otherwise discharged or compromised; and (vii) all work required to be performed by Borrower as of the date hereof under each Lease has been substantially performed as of the date hereof, all contributions to be made as of the date hereof by Borrower to the Tenant thereunder have been made and all other conditions precedent to each Tenant’s obligations thereunder have been satisfied; and (viii) Borrower has delivered to Lender true, correct and complete copies of all Leases described in the Rent Roll; and (ix) to the best of Borrower’s knowledge and belief, each Tenant is free from bankruptcy, reorganization or arrangement proceedings or a general assignment for the benefit of creditors; and (x) no Lease provides any party with the right to obtain a lien or encumbrance upon the Property superior to the lien of this Mortgage.

(ff) Appraisal. To the best knowledge of Borrower, all requirements and conditions of the appraisal of the Property submitted to Lender as part of the Loan Application, upon which the value of the Property was conditioned, have been fully satisfied.

(gg) Boundary Lines. Except as expressly reflected on the survey of the Property delivered to Lender in connection with the Loan, all of the Improvements which were included in determining the appraised value of the Property lie wholly within the boundaries and building restriction lines of the Property, and no improvements on adjoining properties encroach upon the Property, and no easements or other encumbrances upon the Real Estate encroach upon any of the Improvements, so as to affect the value or marketability of the Property except those which are insured against by title insurance.

(hh) Survey. The survey of the Property delivered to Lender in connection with this Mortgage, has been performed by a duly licensed surveyor or registered professional engineer in the jurisdiction in which the Property is situated, is certified to the Lender, its successors and assigns, and the title insurance company, and is in accordance with the most current minimum standards for title surveys as determined by the American Land Title Association, with the signature and seal of a licensed engineer or surveyor affixed thereto, and does not fail to reflect any material matter affecting the Property or the title thereto.

(ii) Forfeiture. There has not been and shall never be committed by Borrower or any other person in occupancy of or involved with the operation or use of the Property any act or omission affording the federal government or any state or local government the right of forfeiture as against the Property or any part thereof or any monies paid in performance of Borrower’s obligations under any of the Loan Documents.

(jj) Use of Rents and Profits. All Rents and Profits generated by or derived from the Property shall first be utilized solely for current expenses directly attributable to the ownership and operation of the Property, including, without limitation, current expenses relating to Borrower’s liabilities and obligations with respect to this Mortgage and the other Loan Documents, and none of the Rents and Profits generated by or derived from the Property shall be diverted by Borrower or utilized for any other purposes unless all such current expenses attributable to the ownership and operation of the Property have been fully paid and satisfied.

(kk) No Broker. No financial advisors, brokers, underwriters, placement agents, agents or finders have been dealt with by the Borrower in connection with the Loan, except for any broker whose full commission was paid out of the proceeds of the Loan and is set forth in the written instructions from Borrower to Lender regarding disbursement of the proceeds of the Loan.

(ll) Conviction of Criminal Acts. Each of Borrower, any Indemnitor, and any managing member or sole member of Borrower, has never been convicted of a crime (which shall not include traffic violations) and is not currently the subject of any pending or, to Borrower’s knowledge, threatened criminal investigation or proceeding.

(mm) Security Agreements. There are no security agreements or financing statements affecting or encumbering any of the Property other than the security agreements and financing statements created in favor of Lender.

(nn) Homestead. The Property forms no part of any property owned, used or claimed by Borrower as a residence or business homestead and is not exempt from forced sale under the laws of the State in which the Real Estate is located. Borrower hereby disclaims and renounces each and every claim to all or any portion of the Property as a homestead.

(oo) Contracts. Borrower will comply with all of its obligations under all Contracts which are material to the operation of the Property in accordance with Borrower’s current practice, and with all material obligations under all other Contracts.

1.2 Defense of Title. If, while this Mortgage is in force, the title to the Property or the interest of Lender therein shall be the subject, directly or indirectly, of any action at law or in equity, or be attached directly or indirectly, or endangered, clouded or adversely affected in any manner, Borrower, at Borrower’s expense, shall take all necessary and proper steps for the defense of said title or interest, including the employment of counsel approved by Lender, the prosecution or defense of litigation, and the compromise or discharge of claims made against said title or interest. Notwithstanding the foregoing, in the event that Lender determines that Borrower is not adequately performing its obligations under this Section, Lender may, without limiting or waiving any other rights or remedies of Lender hereunder, take such steps with respect thereto as Lender shall deem necessary or proper; any and all costs and expenses incurred by Lender in connection therewith, together with interest thereon at the Default Interest Rate, shall be immediately paid by Borrower on demand.

1.3 Performance of Obligations. Borrower shall pay when due the principal of and the interest on the Note. Borrower shall also pay and perform all of the Obligations as and when due. Further, Borrower shall promptly and strictly perform and comply with all covenants, conditions, obligations and prohibitions required of Borrower in connection with any other document or instrument affecting title to the Property, or any part thereof, regardless of whether such document or instrument is superior or subordinate to this Mortgage.

1.4 Insurance. Borrower shall, at Borrower’s expense, maintain (or cause Primary Tenant to maintain) in force and effect on the Property at all times while this Mortgage continues in effect the following insurance, to the extent that such insurance is not maintained for the Condominium by the unit owners association (the “Association”) in a manner satisfactory to Lender:

(a) Insurance against loss or damage to the Property by fire, windstorm, tornado and hail and against loss and damage by such other, further and additional risks as may be now or hereafter embraced by an “all-risk” form of insurance policy. The amount of such insurance shall be not less than one hundred percent (100%) of the full replacement (insurable) cost of the Improvements, furniture, furnishings, fixtures, equipment and other items (whether personalty or fixtures) included in the Property and owned by Borrower from time to time, without reduction for depreciation. The determination of the replacement cost amount shall be adjusted annually to comply with the requirements of the insurer issuing such coverage or, at Lender’s election, by reference to such indices, appraisals or information as Lender determines in its reasonable discretion. Full replacement cost, as used herein, means, with respect to the Improvements, the cost of replacing the Improvements without regard to deduction for depreciation, exclusive of the cost of excavations, foundations and footings below the lowest basement floor, and means, with respect to such furniture, furnishings, fixtures, equipment and other items, the cost of replacing the same, in each case, with inflation guard coverage to reflect the effect of inflation, or annual valuation. Each policy or policies shall contain a replacement cost endorsement and either an agreed amount endorsement (to avoid the operation of any co-insurance provisions) or a waiver of any co-insurance provisions, all subject to Lender’s approval. The deductible with respect to such insurance shall not exceed $50,000.00 per claim.

(b) Comprehensive Commercial General Liability Insurance for personal injury, bodily injury, death and property damage liability in amounts not less than $1,000,000.00 per occurrence and $2,000,000.00 in the aggregate, together with umbrella coverage in amounts not less than $5,000,000.00. During any construction on the Property, Borrower’s general contractor for such construction shall also provide the insurance required in this Subsection (b). Lender hereby retains the right to periodically review the amount of said liability insurance being maintained by Borrower and to require an increase in the amount of said liability insurance should Lender deem an increase to be reasonably prudent under then existing circumstances. No deductible shall be permitted with respect to such insurance.

(c) General boiler and machinery insurance coverage is required if steam boilers or other pressure-fired vessels are in operation at the Property. Minimum liability amount per accident must equal the lesser of the replacement (insurable) value of the Improvements housing such boiler or pressure-fired machinery or $2,000,000.00. The deductible with respect to such insurance shall not exceed $50,000.00 per claim.

(d) If the Property or any part thereof is identified by the Secretary of Housing and Urban Development as being situated in an area now or subsequently designated as having special flood hazards (including, without limitation, those areas designated as Zone A or Zone V), flood insurance in an amount equal to the lesser of: (i) the minimum amount required, under the terms of coverage, to compensate for any damage or loss on a replacement basis (or the unpaid balance of the Obligations if replacement cost coverage is not available for the type of building insured); or (ii) the maximum insurance available under the appropriate National Flood Insurance Administration program. The deductible with respect to such insurance shall not exceed $50,000.00 per occurrence.

(e) During the period of any construction on the Property or renovation or alteration of the Improvements, a so-called “Builder’s All-Risk Completed Value” or “Course of Construction” insurance policy in non-reporting form for any Improvements under construction, renovation or alteration in an amount approved by Lender and Worker’s Compensation Insurance covering all persons engaged in such construction, renovation or alteration. The deductible for such insurance, if any, shall be satisfactory to Lender.

(f) Loss of rents or loss of business income insurance in amounts sufficient to compensate Borrower for all Rents and Profits during a period of not less than eighteen (18) months in which the Property may be damaged or destroyed. The amount of coverage shall be adjusted annually to reflect the Rents and Profits or income payable during the succeeding eighteen (18) month period. The deductible for such insurance, if any, shall be satisfactory to Lender.

(g) Any other insurance coverage required by Lender in connection with the making of the Loan and in effect as of the date hereof.

(h) Such other insurance on the Property or on any replacements or substitutions thereof or additions thereto as may from time to time be required by Lender against other insurable hazards or casualties which at the time are commonly insured against in the case of property similarly situated including, without limitation, Sinkhole, Mine Subsidence, Terrorism, Earthquake and Environmental insurance, due regard being given to the height and type of buildings, their construction, location, use and occupancy; provided, that, solely with respect to insurance against loss or damage to the Property resulting from Terrorism, Borrower shall maintain such insurance in an amount equal to the lesser of (x) the amount then required by Lender, and (y) the amount which is available for an annual premium equal to two hundred percent (200%) of the annual premium which Borrower is then currently paying for the “all-risk” insurance (but exclusive of terrorism coverage) required under Section 1.4(a) above with respect to the Property.

(i) It shall constitute a default under this Mortgage entitling Lender at its option to accelerate the entire unpaid balance of the indebtedness secured hereby if the Association or Borrower fail or refuse to maintain in full force and effect a policy or policies of insurance meeting the requirements of Section 1.4(a). Such policy or policies maintained by the Association (as opposed to directly by the Borrower) shall be written in the name of, and the proceeds thereof shall be payable to, the members of the Association, as trustees for each of the owners of the Condominium Units in the percentages established in the Declaration, and to the respective mortgagees of the owners of the Condominium Units, as their interests may appear. Said policy or policies shall provide for separate protection for each Condominium Unit and its attached, built-in, or installed fixtures and equipment to the full insurable replacement value thereof, with a separate loss payable endorsement in favor of the mortgagees of each Condominium Unit. Such policy or policies shall permit the waiver of subrogation and shall provide that the insurance company or companies will not look to the Association, or any owner of the Condominium Units for the recovery of any loss under said policy or policies. Such policy or policies shall not be cancelable except after 30 days written notice to Lender and the original or a duplicate of such policy or policies shall be deposited with Lender with evidence of the payment of premiums and with renewal policies to be deposited with Lender not later than 30 days prior to the expiration of existing policies. In the event that the policy or policies of insurance maintained by the Association insures the Premises only on a contingent or conditional basis which requires the individual owner of the Condominium Units to provide his own insurance on his Condominium Unit, then Borrower shall furnish to Lender an original policy of insurance meeting the requirements of this Section 1.4(a). Anything hereinabove to the contrary notwithstanding, in the event the Association, or Borrower, fail or refuse to provide insurance coverage as above provided, Lender at its election may obtain such insurance for its benefit as Lender and may add the premium therefor to the unpaid balance of the indebtedness secured hereby.

All such insurance shall (i) be with insurers authorized to do business in the state within which the Property is located and who have and maintain a rating of at least “AA” from Standard & Poors (or, alternatively, if the insurers maintain re-insurance with re-insurers maintaining such rating, Lender will not unreasonably withhold its consent to satisfying such required rating by means of a “cut-through” endorsement allowing recourse directly against a reinsurer maintaining such rating), (ii) contain the complete address of the Property (or a complete legal description), (iii) be for terms of at least one year, and (iv) be subject to the approval of Lender as to insurance companies, amounts, content, forms of policies, method by which premiums are paid and expiration dates.

Borrower shall as of the date hereof deliver to Lender evidence that said insurance policies have been paid current as of the date hereof and certified copies of such insurance policies and original certificates of insurance signed by an authorized agent of the applicable insurance companies evidencing such insurance satisfactory to Lender. Borrower shall renew all such insurance and deliver to Lender certificates evidencing such renewals at least thirty (30) days before any such insurance shall expire. Without limiting the required endorsements to the insurance policies, Borrower further agrees that all such policies shall include a standard, non-contributory, mortgagee clause naming:

CIBC Inc., its successors and/or assigns, as their interests may appear

Attn: Real Estate Finance Group

622 Third Avenue, 8th Floor

New York, New York 10017

(x) as an additional insured under all liability insurance policies, (y) as the first mortgagee on all property insurance policies and (z) as the loss payee on all loss of rents or loss of business income insurance policies. Borrower further agrees that all such insurance policies: (1) shall provide for at least thirty (30) days’ prior written notice to Lender prior to any cancellation or termination thereof and prior to any modification thereof which affects the interest of Lender; (2) shall contain an endorsement or agreement by the insurer that any loss shall be payable to Lender in accordance with the terms of such policy notwithstanding any act or negligence of Borrower which might otherwise result in forfeiture of such insurance; (3) shall waive all rights of subrogation against Lender; (4) in the event that the Real Estate or the Improvements constitutes a legal non-conforming use under applicable building, zoning or land use laws or ordinances, shall include an ordinance or law coverage endorsement which will contain Coverage A: “Loss Due to Operation of Law” (with a minimum liability limit equal to Replacement Cost With Agreed Value Endorsement), Coverage B: “Demolition Cost” and Coverage C: “Increased Cost of Construction” coverages; and (5) may be in the form of a blanket policy provided that, in the event that any such coverage is provided in the form of a blanket policy, Borrower hereby acknowledges and agrees that failure to pay any portion of the premium therefor which is not allocable to the Property or by any other action not relating to the Property which would otherwise permit the issuer thereof to cancel the coverage thereof, would require the Property to be insured by a separate, single-property policy. The blanket policy must properly identify and fully protect the Property as if a separate policy were issued for 100% of Replacement Cost at the time of loss and otherwise meet all of Lender’s applicable insurance requirements set forth in this Section 1.4. The delivery to Lender of the insurance policies or the certificates of insurance as provided above shall constitute an assignment of all proceeds payable under such insurance policies relating to the Property by Borrower to Lender as further security for the Obligations. In the event of foreclosure of this Mortgage, or other transfer of title to the Property in extinguishment in whole or in part of the Obligations, all right, title and interest of Borrower in and to all unearned insurance premiums and proceeds payable under such policies then in force concerning the Property shall thereupon vest in the purchaser at such foreclosure, or in Lender or other transferee in the event of such other transfer of title whether or not the damage to the Property occurred prior to such transfer of title. Approval of any insurance by Lender shall not be a representation of the solvency of any insurer or the sufficiency of any amount of insurance. In the event Borrower fails to provide, maintain, keep in force or deliver and furnish to Lender the policies of insurance required by this Mortgage or evidence of their renewal as required herein, Lender may, but shall not be obligated to, procure such insurance and Borrower shall pay all amounts advanced by Lender therefor, together with interest thereon at the Default Interest Rate from and after the date advanced by Lender until actually repaid by Borrower, promptly upon demand by Lender. Lender shall not be responsible for nor incur any liability for the insolvency of the insurer or other failure of the insurer to perform, even though Lender has caused the insurance to be placed with the insurer after failure of Borrower to furnish such insurance. Borrower shall not obtain insurance for the Property in addition to that required by Lender without the prior written consent of Lender, which consent will not be unreasonably withheld provided that (i) Lender is a named insured on such insurance, (ii) Lender receives complete copies of all policies evidencing such insurance, and (iii) such insurance complies with all of the applicable requirements set forth herein. To the extent that at any time Lender agrees to accept insurance from an insurer that is rated less than the foregoing, Lender may terminate its waiver and reassert the aforesaid minimum rating requirements upon any renewal of any insurance coverage, or at any time if the rating of any insurer is reduced or Lender determines that any other material adverse event has occurred with respect to the financial condition of such insurer.

1.5 Payment of Taxes. (a) Except to the extent provision is actually made therefor pursuant to Section 1.6 of this Mortgage, Borrower shall pay or cause to be paid all taxes, assessments, water rents, sewer rents, governmental impositions and other charges, including, without limitation, vault charges and license fees for the use of vaults, chutes and similar areas adjoining the Real Estate, now or hereafter levied or assessed or imposed against, or which are or may become a lien upon, the Property (“Taxes”), and all ground rents, maintenance charges and similar charges, now or hereafter levied or assessed or imposed against the Property or any part thereof (the “Other Charges”), and (b) Borrower shall furnish Lender with receipts (or if receipts are not immediately available, with copies of canceled checks evidencing payment with receipts to follow promptly after they become available) showing payment of such Taxes and Other Charges at least ten (10) days prior to the applicable delinquency date therefor. Notwithstanding the foregoing, Borrower may in good faith, by appropriate proceedings and upon notice to Lender, contest the validity, applicability or amount of any asserted Taxes or Other Charges so long as (x) such contest is diligently pursued, (y) Lender determines, in its subjective opinion, that such contest suspends the obligation to pay the Taxes or Other Charges and that nonpayment of such Taxes or Other Charges will not result in the sale, loss, forfeiture or diminution of the Property or any part thereof or any interest of Lender therein, and (z) prior to the earlier of the commencement of such contest or the delinquency date of the asserted Taxes or Other Charges, Borrower deposits in the Impound Account an amount determined by Lender to be adequate to cover the payment of such Taxes or Other Charges and a reasonable additional sum to cover possible interest, costs and penalties; provided, however, that Borrower shall promptly cause to be paid any amount adjudged by a court of competent jurisdiction to be due, with all interest, costs and penalties thereon, promptly after such judgment becomes final; and provided, further, that in any event each such contest shall be concluded, the Taxes or Other Charges, as the case may be, together with any applicable interest, costs and penalties, shall be paid prior to the date any writ or order is issued under which the Property may be sold, lost or forfeited.

1.6 Tax and Insurance Impound Account. (a) Borrower shall establish and maintain with Lender at all times while this Mortgage continues in effect an impound account (the “Impound Account”) for payment of Taxes and Other Charges and for the premiums on the insurance required to be maintained with respect to Borrower and the Property (“Insurance Premiums”) and as additional security for the Obligations. In addition to the initial deposit to the Impound Account required simultaneously with the execution hereof, commencing on the first Payment Date (as defined in the Note) and continuing thereafter on each Payment Date until the Note and all other Obligations are fully paid and performed, Borrower shall pay to Lender, for deposit to the Impound Account, an amount equal to one-twelfth (1/12) of the amount of the annual Taxes and Other Charges that will next become due and payable on the Property, plus one-twelfth (1/12) of the amount of the annual Insurance Premiums that will next become due and payable, each as estimated and determined by Lender. So long as no event occurs, and no state of facts exists, which, with the giving of notice and/or the passage of time, would constitute an Event of Default (as defined in Section 2.1 hereunder) (such event or state of facts, a “Default”) has occurred and is continuing, all sums in the Impound Account shall be held by Lender in the Impound Account to pay said Taxes and Other Charges, in periodic installments, and Insurance Premiums in one annual installment, in each case, before the same become delinquent. Borrower shall be responsible for ensuring the receipt by Lender, at least thirty (30) days prior to the respective due date for payment thereof, of all bills, invoices and statements for all Taxes and Other Charges, and all Insurance Premiums, and so long as no Event of Default has occurred and is continuing, Lender shall pay the governmental authority or other party entitled thereto directly to the extent funds are available for such purpose in the Impound Account. In making any payment from the Impound Account, Lender shall be entitled to rely on any bill, statement or estimate procured from the appropriate public office or insurance company or agent without any inquiry into the accuracy of such bill, statement or estimate and without any inquiry into the accuracy, validity, enforceability or contestability of any tax, assessment, valuation, sale, forfeiture, tax lien or title or claim thereof. The Impound Account shall not, unless otherwise explicitly required by applicable law, be or be deemed to be escrow or trust funds, but, at Lender’s option and in Lender’s discretion, may either be held in a separate account or be commingled by Lender with the general funds of Lender. No interest on the funds contained in the Impound Account shall be paid by Lender to Borrower. The Impound Account is solely for the protection of Lender and entails no responsibility on Lender’s part beyond the payment of Taxes and Other Charges, and of Insurance Premiums, following receipt of bills, invoices or statements therefor in accordance with the terms hereof and beyond the allowing of due credit for the sums actually received. Upon assignment of this Mortgage by Lender, any funds in the Impound Account shall be turned over to the assignee and upon such delivery any responsibility of Lender, as assignor, with respect thereto shall terminate. If the total funds in the Impound Account shall exceed the amount of payments actually applied by Lender for the purposes of the Impound Account, such excess may be credited by Lender on subsequent payments to be made hereunder or, at the option of Lender, refunded to Borrower. If at any time Lender determines that, with the making of all monthly deposits to the Impound Account when due, the Impound Account nonetheless would not contain sufficient funds to pay the next due periodic installments of all Taxes and Other Charges at least 30 days prior to the delinquency date thereof, or to pay the next due annual Insurance Premiums at least 30 days prior to the due date thereof, Borrower shall, within ten (10) days after receipt of written notice thereof, deposit with Lender the full amount of any such deficiency. If the Borrower shall fail to deposit with Lender the full amount of such deficiency as provided above, Lender shall have the option, but not the obligation, to make such deposit and all amounts so deposited by Lender, together with interest thereon at the Default Interest Rate from the date incurred by Lender until actually paid by Borrower, shall be immediately paid by Borrower on demand. At any time during the continuance of an Event of Default, Lender may, but shall not be obligated to, apply at any time the balance then remaining in the Impound Account against the Obligations in whatever order Lender shall subjectively determine. No such application of the Impound Account shall be deemed to cure any Default or Event of Default hereunder, and any such application shall not limit Borrower’s obligation to deposit any deficiency of which Lender gives notice. Upon full payment of the Obligations in accordance with its terms or at such earlier time as Lender may elect, the balance of the Impound Account then in Lender’s possession shall be paid over to Borrower and no other party shall have any right or claim thereto.

(b) NOTWITHSTANDING THE FOREGOING PROVISIONS OF THIS SECTION 1.6, so long as (i) Primary Tenant, or any assignee thereof approved by Lender, is the tenant under the Primary Lease, (ii) the Primary Lease remains in full force and effect and Primary Tenant is not in default (beyond any applicable notice and cure periods, if any) under the Primary Lease, (iii) Primary Tenant is required under the Primary Lease to maintain all of the insurance coverages as set forth in Section 1.4 of this Mortgage (collectively, the “Required Insurance”), (iv) Primary Tenant continues to maintain the Required Insurance, (v) no Event of Default has occurred hereunder and (vi) Borrower provides or causes to be provided to Lender certificates evidencing renewal of all insurance required to be maintained pursuant to Section 1.4 of this Mortgage not later than thirty (30) days before any such insurance shall expire, then Borrower shall not be required to make deposits of Insurance Premiums into the Impound Account as required by this Section 1.6.

(c) As of the date hereof, the Unit lies within a real estate tax lot (the “Mixed Tax Lot”), a portion of which lot contain property other than the Unit (such other property, the “Adjacent Property”). Notwithstanding anything in Section 1.6(a) herein to the contrary, until such time as (x) the applicable governmental authorities issue a separate tax lot identification for the Unit (the “Separate Tax Lot”) so that no property other than the Unit lies within the Separate Tax Lot, (y) the Separate Tax Lot and the Adjacent Property are each assessed separately by the applicable governmental authorities and (z) a separate tax bill is issued for each of the Separate Tax Lot and the Adjacent Property ((x), (y) and (z) collectively, the “Tax Lot Conditions”), Lender shall have the right (the “Full Tax Option”), in its sole discretion, to require that Borrower deposit with Lender a reserve for the payment of Taxes and Other Charges pursuant to the provisions of Section 1.6(a) hereof for both the Unit and the Adjacent Property (i.e. Borrower shall reserve with respect to Taxes and Other Charges payable for the entire Mixed Tax Lot as if the Adjacent Property had been encumbered by the lien of the Mortgage). The amount of such Taxes and Other Charges reserved with respect to the Adjacent Property is hereinafter referred to as the “Adjacent Property Tax Amount”. In the event that Lender elects to exercise the Full Tax Option, then, provided that no Event of Default has occurred and is continuing, Lender shall, from time to time, disburse to Borrower the Adjacent Property Tax Amount collected with respect to any installment of Taxes and Other Charges payable in connection with the Unit and the Adjacent Property upon receipt by Lender of evidence satisfactory to Lender that all Taxes and Other Charges due in connection with such payment of Taxes and Other Charges with respect to both the Unit and the Adjacent Property have been fully and timely paid and that there are no other amounts outstanding or due with respect to Taxes and Other Charges for either the Unit or the Adjacent Property.

1.7 Condemnation and Casualty. Borrower shall give Lender prompt written notice of the occurrence of any casualty affecting, or the institution of any proceedings for eminent domain or for the condemnation of, the Property or any portion thereof. All insurance proceeds on the Property, and all causes of action, claims, compensation, awards and recoveries for any damage, condemnation or taking of all or any part of the Property or for any damage or injury to it for any loss or diminution in value of the Property, are hereby assigned to and shall be paid to Lender. Lender may participate in any suits or proceedings relating to any such proceeds, causes of action, claims, compensation, awards or recoveries and Lender is hereby authorized, in its own name or in Borrower’s name, to adjust any loss covered by insurance or any condemnation claim or cause of action, and to settle or compromise any claim or cause of action in connection therewith, and Borrower shall from time to time deliver to Lender any instruments required to permit such participation; provided, however, that so long as no Event of Default is continuing, Lender shall not have the right to participate in the adjustment of any loss which is not in excess of the lesser of (i) ten percent (10%) of the then outstanding principal balance of the Note and (ii) $500,000.00. Lender may, at Lender’s option, (y) if requested by Borrower and consented to by Lender, hold the balance of any of such proceeds to be used to reimburse Borrower for the cost of restoring and repairing the Property to the equivalent of its original condition or to a condition approved by Lender (the “Restoration”), or (z) apply the balance of such proceeds to the payment of the Obligations, whether or not then due. To the extent Lender, pursuant to Borrower’s request and in accordance with the terms hereof, determines to apply insurance or condemnation proceeds to Restoration, Lender shall do so in accordance with Lender’s then-current policies relating to the, as applicable, restoration of casualty damage on similar properties or restoration or rebuilding of properties that have been the subject of a partial condemnation. Lender shall not exercise its option to apply insurance proceeds or condemnation proceeds to the payment of the Obligations if all of the following conditions are met: (1) no Default or Event of Default has occurred and is continuing; (2) in the case of casualty, less than forty percent (40%) of the Improvements has been damaged, or in the case of a taking, less than twenty-five percent (25%) of the improvements has been taken; (3) Lender determines, in its reasonable discretion, that there will be sufficient funds to complete the Restoration (including, without limitation, by means of a deposit of any shortfall by Borrower with Lender prior to the commencement of the Restoration or promptly upon Lender’s determination that such a shortfall exists); (4) Lender determines, in its reasonable discretion, that the rental income from the Property after completion of the Restoration will be sufficient to meet all operating costs and other expenses, deposits to the Impound Account, deposits to reserves and loan repayment obligations relating to the Property and that the debt service coverage ratio for the Property after Restoration will be the same as on the closing date of the Loan and the ratio of the loan to value after Restoration will be the same as on the closing date of the Loan; (5) Lender determines, in its reasonable discretion, that (A) the Restoration will be completed before the earlier of (i) one year before the Anticipated Repayment Date of the Note or (ii) one year after the date of the loss or casualty and (B) the rent loss insurance or business interruption insurance referenced in Section 1.4(f) above will cover all payments due under the Loan during the completion of the Restoration; and (6) upon Lender’s request, Borrower provides Lender evidence of the availability during and after the Restoration of the insurance required to be maintained by Borrower pursuant to Section 1.4.

Unless Lender otherwise agrees in writing, any application of any awards or proceeds to the Obligations shall not extend or postpone the due date of any monthly installments referred to in the Note or the Loan Documents or change the amount of such installments. Borrower agrees to execute such further evidence of assignment of any awards or proceeds as Lender may require. Any reduction in the Obligations resulting from Lender’s application of any sums received by it hereunder shall take effect only when Lender actually receives such sums and elects to apply such sums to the Obligations and, in any event, the unpaid portion of the Obligations shall remain in full force and effect and Borrower shall not be excused in the payment thereof; provided that if Lender applies any awards or proceeds to the entire then-outstanding Obligations, any excess awards or proceeds after the satisfaction in full of the Obligations shall be paid to Borrower. Partial payments received by Lender, as described in the preceding sentence, shall be applied first to the final payment due under the Note and thereafter to installments due under the Note in the inverse order of their due date. If Borrower elects to effect a Restoration, Borrower shall promptly and diligently, at Borrower’s sole cost and expense and regardless of whether the insurance proceeds or condemnation award, as appropriate, shall be sufficient for the purpose, restore, repair, replace and rebuild the Property as nearly as possible to its value, condition and character immediately prior to such casualty or partial taking in accordance with the foregoing provisions and Borrower shall pay to Lender all reasonable costs and expenses of Lender incurred in administering said rebuilding, restoration or repair, provided the Lender makes such proceeds or award available for such purpose. Borrower agrees to execute and deliver from time to time such further instruments as may be requested by Lender to confirm the foregoing assignment to Lender of any award, damage, insurance proceeds, payment or other compensation. Lender is hereby irrevocably constituted and appointed the attorney-in-fact of Borrower (which power of attorney shall be irrevocable so long as any Obligations is outstanding, shall be deemed coupled with an interest, shall survive the voluntary or involuntary dissolution of Borrower and shall not be affected by any disability or incapacity suffered by Borrower subsequent to the date hereof), with full power of substitution, subject to the terms of this section, to settle for, collect and receive any such awards, damages, insurance proceeds, payments or other compensation from the parties or authorities making the same, to appear in and prosecute any proceedings therefor and to give receipts and acquittances therefor.

1.8 Mechanics’ Liens. Borrower shall pay when due all claims and demands of mechanics, materialmen, laborers and others for any work performed or materials delivered for the Real Estate or Improvements; provided, however, that, Borrower shall have the right to contest in good faith any such claim or demand, so long as it does so diligently, by appropriate proceedings and without prejudice to Lender, and provided that neither the Property nor any interest therein would be in any danger of sale, loss or forfeiture as a result of such proceeding or contest. In the event Borrower shall contest any such claim or demand, Borrower shall promptly notify Lender of such contest and thereafter shall, upon Lender’s request, promptly provide a bond, cash deposit or other security satisfactory to Lender to protect Lender’s interest and security should the contest be unsuccessful. If Borrower shall fail to immediately discharge or provide security against any such claim or demand as aforesaid, Lender may do so and any and all expenses incurred by Lender, together with interest thereon at the Default Interest Rate from the date incurred by Lender until actually paid by Borrower, shall be immediately paid by Borrower on demand.

1.9 Assignment of Leases and Rents and Profits. As additional and collateral security for the payment of the Obligations and cumulative of any and all rights and remedies herein provided for, Borrower hereby absolutely and presently assigns to Lender all existing and future Leases, and all existing and future Rents and Profits. Borrower hereby grants to Lender the sole, exclusive and immediate right, without taking possession of the Property, to demand, collect (by suit or otherwise), receive and give valid and sufficient receipts for any and all of said Rents and Profits, for which purpose Borrower does hereby irrevocably make, constitute and appoint Lender its attorney-in-fact with full power to appoint substitutes or a trustee to accomplish such purpose (which power of attorney shall be irrevocable so long as any Obligations is outstanding, shall be deemed to be coupled with an interest, shall survive the voluntary or involuntary dissolution of Borrower and shall not be affected by any disability or incapacity suffered by Borrower subsequent to the date hereof). Lender shall be without liability for any loss that may arise from a failure or inability to collect Rents and Profits, proceeds or other payments. However, until the occurrence of an Event of Default under this Mortgage, Borrower shall have a license to collect and receive the Rents and Profits when due and prepayments thereof for not more than one month prior to due date thereof. Upon the occurrence of an Event of Default, Borrower’s license shall automatically terminate without notice to Borrower and Lender may thereafter, without taking possession of the Property, collect the Rents and Profits itself or by an agent or receiver. From and after the termination of such license, Borrower shall be the agent of Lender in collection of the Rents and Profits and all of the Rents and Profits so collected by Borrower shall be held in trust by Borrower for the sole and exclusive benefit of Lender and Borrower shall, within one (1) business day after receipt of any Rents and Profits, pay the same to Lender to be applied by Lender as hereinafter set forth. Neither the demand for or collection of Rents and Profits by Lender, nor the exercise of Lender’s rights as assignee of the Leases, shall constitute any assumption by Lender of any obligations under any Lease or other agreement relating thereto. Lender is obligated to account only for such Rents and Profits as are actually collected or received by Lender. Borrower irrevocably agrees and consents that the respective payors of the Rents and Profits shall, upon demand and notice from Lender of an Event of Default hereunder, be required to pay said Rents and Profits to Lender without liability to determine the actual existence of any Event of Default claimed by Lender. Borrower hereby waives any right, claim or demand which Borrower may now or hereafter have against any such payor by reason of such payment of Rents and Profits to Lender, and any such payment shall discharge such payor’s obligation to make such payment to Borrower. All Rents and Profits collected or received by Lender shall be applied against all expenses of collection, including, without limitation, attorneys’ fees, against costs of operation and management of the Property and against the Obligations, in whatever order or priority as to any of the items so mentioned as Lender directs in its sole subjective discretion and without regard to the adequacy of its security. Neither the exercise by Lender of any rights under this Section nor the application of any Rents and Profits to the Obligations shall cure or be deemed a waiver of any Default or Event of Default hereunder. The assignment of Leases and of Rents and Profits hereinabove granted shall continue in full force and effect during any period of foreclosure or redemption with respect to the Property.

1.10 Leases.

(a) Entering Into Leases. Borrower may enter into a proposed Lease (which includes the renewal or extension of an existing Lease (a “Renewal Lease”)) without the prior written consent of Lender if such proposed Lease (i) provides for rental rates and terms comparable to existing local market rates and terms (taking into account the type and quality of the tenant) as of the date such Lease is executed by Borrower (unless, in the case of a Renewal Lease, the rent payable during such renewal, or a formula or other method to compute such rent, is provided for in the original Lease), (ii) is an arms-length transaction with a bona fide, independent third party tenant for occupancy by the lessee under such Lease, (iii) does not have a materially adverse effect on the value of the Property taken as a whole, (iv) is subject and subordinate to the Mortgage, and obligates the lessee thereunder to attorn to Lender, (v) does not contain any option or right of first refusal to purchase all or any portion of the Property, (vi) expressly provides that the portion of the Property demised thereby shall not be used for a “Prohibited Use” (as defined below) and (vii) is written on the standard form of lease which was either delivered to Lender simultaneously herewith or was subsequently approved by Lender, in either case with only immaterial variations from such standard form. As used in this Mortgage, a “Prohibited Use” shall mean (1) operation of a dry-cleaning business, except for a dry-cleaning business at which no on-site cleaning operations of any sort are undertaken (i.e., a so-called drop-off station); (2) operation of a gasoline station or automobile service or maintenance facility; (3) operation of a car wash; (4) operation of any other business that, in the ordinary course of operation, would be likely to result in the release of Hazardous Substances (as defined in Section 1.25 hereof); (5) the sale or display of obscene or pornographic material, the conduct of obscene, nude or semi-nude live performances, or similar purposes; and (6) the operation of a cabaret, dance hall or similar venue. All proposed Leases which do not satisfy the requirements set forth in this Section 1.10 (a) shall be subject to the prior approval of Lender, at Borrower’s expense (and, in conjunction therewith, Borrower shall provide Lender with such information as Lender shall reasonably request with respect to such proposed Lease and the Tenant thereunder). Promptly upon entering into any Lease without Lender’s approval pursuant to this Section 1.10 (a), Borrower shall promptly deliver to Lender a copy of such Lease, together with Borrower’s certification that such Lease satisfies all of the conditions of this Paragraph. Upon Lender’s request, Borrower shall deliver to Lender a true, correct and complete copy of each Lease then in effect.

(b) Covenants Regarding Leases. Borrower (i) shall observe and perform all the obligations imposed upon the lessor under each Lease, and shall not do or permit to be done anything to impair the value of any Lease in any material respect as security for the Obligations; (ii) upon request (which request is hereby deemed given with respect to any “Major Lease”, as defined below), shall promptly send copies to Lender of all notices of default which Borrower shall send or receive thereunder; (iii) shall enforce all of the material terms, covenants and conditions contained in each Lease upon the part of the Tenant thereunder to be observed or performed, (iv) shall not collect any of the Rents more than one (1) month in advance (it being acknowledged that security deposits shall not be deemed Rents collected in advance); (v) shall not execute any other assignment of the lessor’s interest in any of the Leases or the Rents and Profits (other than to Lender as security for the Obligations); and (vi) shall not consent to any assignment of or subletting under any Lease not in accordance with the terms of such Lease, in each case without the prior written consent of Lender. Within 30 days after Lender’s request therefor (which request shall not be made more than twice in any calendar year absent an Event of Default), Borrower shall deliver to Lender an estoppel certificate from each Tenant.

(c) Amendments to Leases. Provided no Event of Default exists hereunder, Borrower may, without the consent of Lender, amend, modify or waive the provisions of any Lease or terminate, reduce rents under, accept a surrender of space under, or shorten the term of, any Lease (including any guaranty, letter of credit or other credit support with respect thereto) (the foregoing, collectively, a “Lease Modification”) provided that (i) such Lease Modification (taking into account, in the case of a termination, reduction in rent, surrender of space or shortening of term, the planned alternative use of the affected space) does not have a materially adverse effect on the value of the Property taken as a whole, (ii) such Lease Modification is in the normal course of business and is consistent with sound and customary leasing and management practices for similar properties in the community in which the Property is located, and (iii) such Lease, as amended, modified or waived, is otherwise in compliance with the requirements of this Mortgage and any subordination agreement binding upon Lender with respect to such Lease. A termination of a Lease with a Tenant who is in default beyond applicable notice and grace periods shall not be considered an action which has a materially adverse effect on the value of the Property taken as a whole. Any Lease Modification which does not satisfy the requirements set forth in this Section 1.10 (c) shall be subject to the prior approval of Lender, at Borrower’s expense (and, in conjunction therewith, Borrower shall provide Lender with such information as Lender shall reasonably request with respect to such proposed Lease Modification and the Tenant under the Lease affected thereby). Promptly upon entering into any Lease Modification without Lender’s approval pursuant to this Section 1.10 (c), Borrower shall promptly deliver to Lender a copy of such instrument, together with Borrower’s certification that such instrument satisfies all of the conditions of this Paragraph.

(d) Major Leases. Notwithstanding anything contained herein to the contrary, Borrower shall not, without the prior written consent of Lender, enter into, renew, extend, amend, modify, waive any provisions of, terminate, reduce rents under, accept a surrender of space under, or shorten the term of, any Major Lease. The term “Major Lease” shall mean any Lease demising in the aggregate more than the lesser of (i) 15,000 rentable square feet or (ii) fifteen percent (15%) of the total rentable square feet at the Property.

(e) Security Deposits. All security deposits of tenants, whether held in cash or in any other form, shall not be commingled with any other funds of Borrower or any other person and, if cash, shall be deposited by Borrower at such commercial or savings bank or banks, or otherwise held in compliance with applicable law, as may be reasonably satisfactory to Lender. Any bond or other instrument which Borrower is permitted to hold in lieu of cash security deposits under any applicable legal requirements shall be maintained in full force and effect in the full amount of such deposits unless replaced by cash deposits as hereinabove described; shall be issued by an institution reasonably satisfactory to Lender; shall, if permitted pursuant to any applicable legal requirements, name Lender as payee or mortgagee thereunder or, at Lender’s option, be assigned or fully assignable to Lender; and shall, in all respects, comply with any applicable legal requirements and otherwise be reasonably satisfactory to Lender. Borrower shall, upon request, provide Lender with evidence reasonably satisfactory to Lender of Borrower’s compliance with the foregoing. Upon an Event of Default under this Mortgage, Borrower shall, immediately upon Lender’s request (if permitted by applicable law), deliver to Lender the security deposits (and any interest previously earned thereon and not disbursed to the person(s) lawfully entitled to receive same) with respect to all or any portion of the Property, to be held by Lender subject to the terms of the Leases.

(f) Tenant Financial Information. Borrower shall cause each Lease entered into on or after the date hereof which, if all Tenants paid all rents as and when due under their respective Leases, would yield one-third or more of the aggregate rental income of the Property (a “Major Income Lease”) to require the Tenant under such Lease to deliver to Borrower periodic operating statements with respect to (i) such Tenant’s operations at the Property, and (ii) the operations of such Tenant and, if applicable, any parent or affiliated entity of such Tenant which operates, or has subsidiaries that operate, comparable businesses (collectively, “Tenant Financial Information”). Notwithstanding the provisions of Section 1.10(a) above, any Major Income Lease entered into after the date hereof which does not require the Tenant to provide Tenant Financial Information upon request shall require the prior written approval of Lender. Borrower shall, from time to time promptly upon request of Lender, request Tenant Financial Information from the Tenant under each Major Income Lease (and use all commercially reasonable efforts to obtain such Tenant Financial Information), and promptly upon receipt thereof, deliver such Tenant Financial Information to Lender, provided, however, that (1) prior to a Secondary Market Transaction consisting of a securitization, Lender shall not require Borrower to request Tenant Financial Information more than three (3) times, and (2) following a Secondary Market Transaction consisting of a securitization, provided no Event of Default is continuing, Lender shall not request such information without reasonable cause (which reasonable cause shall include, without limitation, the occurrence of any default by the Tenant under a Major Income Lease or if such Tenant ceases to conduct its business in the premises demised by such Major Income Lease).

1.11 Alienation and Further Encumbrances.

(a) Borrower acknowledges that Lender has relied upon the financial capability and operating experience of the principals of Borrower in connection with the closing of the loan evidenced by the Note. Accordingly, notwithstanding anything to the contrary contained in Section 5.6 hereof, neither the Property, nor any part thereof or interest therein, shall be sold, conveyed, disposed of, alienated, hypothecated, leased (except to Tenants under Leases which are not in violation of Section 1.10 hereof), assigned, pledged, mortgaged, further encumbered or otherwise transferred, nor Borrower shall be divested of its title to the Property or any interest therein, in any manner or way, whether voluntarily or involuntarily (any of the foregoing, a “Transfer”), except as expressly set forth in this Section 1.11, in each case without the prior written consent of Lender being first obtained, which consent may be withheld in Lender’s sole discretion. For the purposes of this Section 1.11, a “Transfer” shall also include (i) transfers of direct or indirect ownership interests in Borrower, and the creation of new or additional ownership interests in Borrower, or in any Constituent Entity of Borrower, in each case except as set forth in Section 1.11(c) below, (ii) an installment sales agreement with respect to the Property or any portion thereof, (iii) a Lease of all or substantially all of the Property other than for actual occupancy by a space tenant thereunder, (iv) any sale or assignment of any of Borrower’s right, title and interest in, to and under any Leases or Rents and Profits, other than to Lender, (v) if Borrower or any Constituent Entity of Borrower is a partnership or joint venture, the addition, change, removal or resignation of any general partner, or the transfer or pledge of any interest (whether as a general partner or limited partner) of any general partner in such partnership, and (vi) if Borrower or any Constituent Entity of Borrower is a limited liability company, the addition, change, removal or resignation of any manager, managing member or sole member, or the transfer or pledge of any interest (whether as a managing member or otherwise) of such manager, managing member or sole member in such limited liability company, or the transfer of control (as defined in Section 1.27) of such manager, managing member or sole member.

(b) Notwithstanding the foregoing provisions of this Section, Lender shall not unreasonably withhold its consent to the sale of the Property in its entirety (hereinafter, “Sale”) to a single-purpose entity with organizational documents containing provisions substantially similar to those set forth in Section 1.27 and otherwise acceptable to Lender (hereinafter, “Buyer”) provided that such Sale occurs after the earlier to occur of a Secondary Market Transaction (as defined herein) and the second (2nd) anniversary of the date hereof, and each of the following terms and conditions are satisfied in connection with such Sale:

(1) No Default or Event of Default is then continuing;

(2) Borrower gives Lender written notice of the terms of such prospective Sale not less than thirty (30) days before the date on which such Sale is scheduled to close, accompanied by all information concerning the proposed Buyer as Lender would require in evaluating an initial extension of credit to a borrower and a non-refundable application fee in the amount of $2,500.00. Lender shall have the right to approve or disapprove the proposed Buyer in its reasonable discretion (it being acknowledged that Lender may, as a condition to approving any proposed Buyer, require confirmation in writing from each of the Rating Agencies (as defined herein) that such Sale will not result in a qualification, downgrade or withdrawal of any rating in effect immediately prior to such Sale for any securities issued in connection with a Secondary Market Transaction), and such approval, if given, may be given subject to such conditions as Lender may deem appropriate;

(3) Borrower pays Lender, concurrently with the closing of such Sale, a non-refundable assumption fee in an amount equal to all out-of-pocket costs and expenses, including, without limitation, attorneys’ fees, incurred by Lender in connection with the Sale plus an amount equal to one percent (1.0%) of the then outstanding principal balance of the Note;

(4) Buyer assumes and agrees to pay the Obligations (subject to the provisions of Section 5.25 hereof) and, prior to or concurrently with the closing of such Sale, the Buyer executes, without any cost or expense to Lender, such documents and agreements as Lender shall reasonably require to evidence and effectuate said assumption and delivers such legal opinions as Lender may require;

(5) Borrower and the Buyer execute and cause to be filed in such public records as Lender deems appropriate, without any cost or expense to Lender, new financing statements or financing statement amendments and any additional documents reasonably requested by Lender;

(6) Borrower causes to be delivered to Lender, without any cost or expense to Lender, such endorsements to Lender’s title insurance policy, hazard insurance endorsements or certificates and other similar materials as Lender may deem necessary at the time of the Sale, all in form and substance satisfactory to Lender, including, without limitation, an endorsement or endorsements to Lender’s title insurance policy insuring the lien of this Mortgage, extending the effective date of such policy to the date of execution and delivery (or, if later, of recording) of the assumption agreement referenced above in subparagraph (4) of this Section, with no additional exceptions added to such policy and insuring that fee simple title to the Property is vested in the Buyer;

(7) Borrower executes and delivers to Lender, without any cost or expense to Lender, a release of Lender, its officers, directors, employees and agents, from all claims and liability relating to the transactions evidenced by the Loan Documents through and including the date of the closing of the Sale, which agreement shall be in form and substance satisfactory to Lender and shall be binding upon the Buyer;

(8) Subject to the provisions of Section 5.25 hereof, such Sale is not construed so as to relieve Borrower of any personal liability under the Note or any of the other Loan Documents for any acts or events occurring or obligations arising prior to or simultaneously with the closing of such Sale and Borrower executes, without any cost or expense to Lender, such documents and agreements as Lender shall reasonably require to evidence and effectuate the ratification of said personal liability. Borrower shall be released from and relieved of any personal liability under the Note or any of the other Loan Documents for any acts or events occurring or obligations arising after the closing of such Sale which are not caused by or arising out of any acts or events occurring or obligations arising prior to or simultaneously with the closing of such Sale; and

(9) Such Sale is not construed so as to relieve any Indemnitor of its obligations under any Loan Document, and a Constituent Entity of the Buyer approved by Lender in its sole discretion (a “Successor Indemnitor”) assumes the obligations of such Indemnitor and executes such documents as may be required by Lender to evidence such assumption. Each Indemnitor shall be released from and relieved of any of its obligations under any indemnity or guaranty executed in connection with the Loan for any acts or events occurring or obligations arising after the closing of such Sale which are not caused by or arising out of any acts or events occurring or obligations arising prior to or simultaneously with the closing of such Sale;

(10) Buyer has furnished to Lender all appropriate papers evidencing the Buyer’s capacity and good standing, and the authority of the signers to execute the assumption of the

Loan Documents and the Obligations, which papers shall include certified copies of all documents relating to the organization and formation of the Buyer and of the entities, if any, which are Constituent Entities of the Buyer, all of which shall be satisfactory to Lender;

(11) Buyer shall assume the obligations of Borrower under any management agreements pertaining to the Property, or shall cause the new manager and management agreement to satisfy the requirements of Section 1.24 hereof; and

(12) Buyer shall furnish an opinion of counsel satisfactory to Lender that the acquisition of the Property and the assumption of the Loan Documents and Obligations by Buyer and, to the extent applicable, Successor Indemnitor, was validly authorized, and duly executed and delivered, and constitutes the legal, valid and binding obligations of Buyer and Successor Indemnitor, enforceable against each of them in accordance with their respective terms, and with respect to such other matters as Lender may reasonably require.

(c) Provided no Default shall then be continuing, the following direct or indirect transfers of interests in Borrower, or any Constituent Entity of Borrower, shall be permitted without the prior written consent of Lender:

(1) If Borrower (or any Constituent Entity of Borrower) is a corporation, any direct or indirect transfer of stock in such corporation, or the issuance of new stock in such corporation, which does not result in a change of control (as defined under Rule 405 under the Securities Act of 1933, as amended) of such corporation; provided that none of (A) the sale of all or substantially all of the assets of GSI, and/or the sale or transfer of 50% or more of the stock in GSI, through a merger, consolidation or otherwise, (B) the sale or transfer of stock in GSI on a nationally recognized stock exchange, or (C) the issuance or transfer of any stock or other securities of GSI, shall be prohibited or require the consent of Lender under this Section 1.11;

(2) If Borrower (or any Constituent Entity of Borrower) is a limited partnership, any direct or indirect transfer of limited partnership interests in such limited partnership, or the issuance of new limited partnership interests which results in the dilution of the existing limited partners, so that after giving effect to such transfer or issuance, (x) not more than 49% of the equity interests in such partnership have been transferred or issued from and after the date hereof and (y) the persons responsible for the management of the Borrower and the Property remain unchanged;

(3) If Borrower (or any Constituent Entity of Borrower) is a limited liability company, any direct or indirect transfer of membership interests in Borrower, or the issuance of new membership interests which results in the dilution of the existing members, so that after giving effect to such transfer or issuance, (x) not more than 49% of the equity interests in such limited liability company have been transferred or issued from and after the date hereof and (y) the persons responsible for the management of the Borrower and the Property remain unchanged; provided that none of (A) the sale of all or substantially all of the assets of GSI, and/or the sale or transfer of 50% or more of the stock in GSI, through a merger, consolidation or otherwise, (B) the sale or transfer of stock in GSI on a nationally recognized stock exchange, or (C) the issuance or transfer of any stock or other securities of GSI, shall be prohibited or require the consent of Lender under this Section 1.11; and

(4) Either (a) any transfer for estate planning purposes by the Indemnitor, or (b) any involuntary transfer caused by the death of a holder of ownership interests in Borrower, or in any general partner or managing member of Borrower, in each case so long as (y) Borrower is reconstituted, if required, following any such death and (z) either (i) those persons responsible for the management of the Borrower and the Property remain unchanged as a result of such death or estate planning or (ii) the person(s) to become responsible for management of the Borrower and the Property are approved by Lender.

Borrower shall give Lender (i) prior written notice of any event set forth in Subparagraphs (1), (2) or (3) above, and (ii) prompt written notice after any event giving rise to a transfer set forth in Subparagraph (4) above, in each case together with copies of all documents, instruments and agreements effecting such transfer, all of which shall be certified by Borrower to be true, correct and complete.

1.12 Payment of Utilities, Assessments, Charges, Etc. Borrower shall pay when due all utility charges (e.g., for gas, electricity, water and sewer services and similar charges) which are incurred by Borrower or its agents, and all other assessments or charges of a similar nature, or assessments payable pursuant to any restrictive covenants, whether public or private, affecting the Real Estate and/or the Improvements or any portion thereof, whether or not such assessments or charges are or may become liens thereon.

1.13 Access Privileges and Inspections. Lender and the agents, representatives and employees of Lender shall, subject to the rights of tenants, have full and free access to the Real Estate and the Improvements and any other location where books and records concerning the Property are kept at all reasonable times and upon reasonable notice for the purposes of inspecting the Property and of examining, copying and making extracts from the books and records of Borrower relating to the Property. Borrower shall lend assistance to all such agents, representatives and employees of Lender, at no additional cost to Borrower so long as no Event of Default has occurred.

1.14 Waste; Alteration of Improvements. Borrower shall not commit, suffer or permit any waste on the Property nor take any actions that might invalidate any insurance carried on the Property. Borrower shall maintain the Property in good condition and repair. No part of the Improvements may be removed, demolished or materially altered, in each case, without the prior written consent of Lender, except as required (i) pursuant to Applicable Laws, (ii) to cause the Property not to be in violation of any Lease approved or deemed approved pursuant to Section 1.10 hereof or (iii) to perform the Initial Improvements (as defined in the Primary Lease); provided that the plans and specifications for the Initial Improvements shall be subject to Lenders review and approval. Without the prior written consent of Lender in each case, Borrower shall not commence construction of any improvements on the Real Estate other than improvements required for the maintenance or repair of the Property. If Lender’s approval is requested pursuant the terms of this Section 1.14 for the plans and specifications for the Initial Improvements, Lender’s approval shall be deemed withheld absent notice from Lender to the contrary unless Borrower complies with the following procedures: Borrower shall request such approval by delivering notice to Lender in accordance with Section 5.5 of this Mortgage, with the following legend on such request: THIS IS A REQUEST FOR CONSENT UNDER THE LOAN BY CIBC INC. TO 935 HQ ASSOCIATES, LLC. FAILURE TO RESPOND TO THIS REQUEST WILL RESULT IN THE REQUEST BEING DEEMED GRANTED. If, within five (5) business days of delivery of notice as aforesaid, Lender has not responded (either affirmatively or negatively) to Borrower with respect to such written request, then such request shall be deemed granted.

1.15 Zoning. Without the prior written consent of Lender in each case, Borrower shall not seek, make, suffer, consent to or acquiesce in any change in the zoning or conditions of use of the Real Estate or the Improvements. If, under applicable zoning provisions, the use of all or any part of the Real Estate or the Improvements is or becomes a nonconforming use, Borrower shall not cause or permit such use to be discontinued or abandoned without the prior written consent of Lender. Without Lender’s prior written consent, Borrower shall not file or subject any part of the Real Estate or the Improvements to any declaration of condominium or co-operative or convert any part of the Real Estate or the Improvements to a condominium, co-operative or other form of multiple ownership and governance.

1.16 Financial Statements, Books and Records, and Informational Reporting. Borrower shall keep accurate books and records of account of the Property and its own financial affairs sufficient to permit the preparation of financial statements therefrom in accordance with generally accepted accounting principles. Lender and its duly authorized representatives shall have the right to examine, copy and audit Borrower’s records and books of account at all reasonable times. So long as this Mortgage continues in effect, Borrower shall provide to Lender, in addition to any other financial statements required hereunder or under any of the other Loan Documents, the following financial statements and information, all of which must be certified to Lender as being true and correct by Borrower or the person or entity to which they pertain, as applicable, be prepared in accordance with generally accepted accounting principles consistently applied and be in form and substance acceptable to Lender:

(a) copies of all tax returns filed by Borrower, within thirty (30) days after the date of filing;

(b) at any time when the Primary Lease is not in full force and effect, monthly operating statements for the Property (including a current Rent Roll containing the information set forth in Paragraph 1.1(ee) above), within ten (10) days after the end of each month during the first twelve (12) months of the term of the Loan or until the occurrence of a Secondary Market Transaction;

(c) quarterly operating statements for the Property, within thirty (30) days after the end of each calendar quarter;

(d) annual balance sheets for the Property and annual financial statements for Borrower (or for Indemnitor if Borrower’s financial statements are consolidated with those of Indemnitor), within ninety (90) days after the end of each calendar year, and, if Borrower’s financial statements are not consolidated with those of Indemnitor, annual financial statements of Indemnitor upon demand by Lender following the occurrence of an Event of Default;

(e) a current Rent Roll, containing the information set forth in Paragraph 1.1(ee) above, dated as of January 1 of each calendar year and certified by Borrower as being true, correct and complete, which shall be delivered to Lender on or before February 15 of each year; and

(f) such other information with respect to the Property, Borrower, the principals in Borrower, and each Indemnitor which may reasonably be requested from time to time by Lender, within a reasonable time after the applicable request.

If any of the aforementioned materials are not furnished to Lender within the applicable time periods, in addition to any other rights and remedies of Lender contained herein, Lender shall have the right, but not the obligation, to obtain the same by means of an audit by an independent certified public accountant selected by Lender, in which event Borrower agrees to pay, or to reimburse Lender for, any expense of such audit and further agrees to provide all necessary information to said accountant and to otherwise cooperate in the making of such audit.

1.17 Further Documentation. Borrower shall, on the request of Lender and at the expense of Borrower, promptly: (a) correct any defect, error or omission which may be discovered in the contents of this Mortgage or in the contents of any of the other Loan Documents; (b) execute, acknowledge, deliver and record or file such further instruments (including, without limitation, further mortgages, deeds of trust, security deeds, security agreements, financing statements, continuation statements and assignments of rents or leases) and promptly do such further acts as may be necessary, desirable or proper to carry out more effectively the purposes of this Mortgage and the other Loan

Documents and to subject to the liens and security interests hereof and thereof any property intended by the terms hereof and thereof to be covered hereby and thereby, including specifically, but without limitation, any renewals, additions, substitutions, replacements or appurtenances to the Property; (c) execute, acknowledge, deliver, procure and record or file any document or instrument (including specifically any financing statement) deemed advisable by Lender to protect, continue or perfect the liens or the security interests hereunder against the rights or interests of third persons; and (d) furnish to Lender, upon Lender’s request, a duly acknowledged written statement and estoppel certificate addressed to such party or parties as directed by Lender and in form and substance supplied by Lender, setting forth all amounts due under the Note, stating whether any Default or Event of Default exists, stating whether any offsets or defenses exist against the Obligations, affirming that the Loan Documents are the legal, valid and binding obligations of Borrower, and containing such other matters as Lender may reasonably require.

1.18 Payment of Costs; Reimbursement to Lender. Borrower shall pay all reasonable costs and expenses of every character incurred in connection with the closing of the Loan or otherwise attributable or chargeable to Borrower as the owner of the Property, including, without limitation, appraisal fees, recording fees, documentary, stamp, mortgage or intangible taxes, brokerage fees and commissions, title policy premiums and title search fees, public records search fees, escrow fees and reasonable attorneys’ fees. If Borrower defaults in any such payment, which default is not cured within any applicable grace or cure period, Lender may pay the same and Borrower shall reimburse Lender on demand for all such costs and expenses incurred or paid by Lender, together with such interest thereon at the Default Interest Rate from and after the date of Lender’s making such payment until reimbursement thereof by Borrower. Further, Borrower shall promptly notify Lender in writing of any litigation or threatened litigation affecting the Property, or any other demand or claim which, if enforced, could impair or threaten to impair Lender’s security hereunder. Without limiting or waiving any other rights and remedies of Lender hereunder, if any action or proceeding of any kind (including, but not limited to, any bankruptcy, insolvency, arrangement, reorganization or other debtor relief proceeding) is commenced which might affect Lender’s interest in the Property or Lender’s right to enforce its security, or upon the occurrence of any other Event of Default, then Lender may, at its option, with or without notice to Borrower, make any appearances, disburse any sums and take any actions as may be necessary or desirable to protect or enforce the security of this Mortgage or to remedy such Event of Default (without, however, waiving any Default). Borrower agrees to pay on demand all expenses of Lender incurred with respect to the foregoing (including, but not limited to, reasonable fees and disbursements of counsel), together with interest thereon at the Default Interest Rate from and after the date on which Lender incurs such expenses until reimbursement thereof by Borrower. The necessity for any such actions and of the amounts to be paid shall be determined by Lender in its discretion. Lender is hereby empowered to enter and to authorize others to enter upon the Property or any part thereof for the purpose of performing or observing any such defaulted term, covenant or condition without thereby becoming liable to Borrower or any person in possession holding under Borrower. Borrower hereby acknowledges and agrees that the remedies set forth in this Section 1.18 shall be exercisable by Lender, and any and all payments made or costs or expenses incurred by Lender in connection therewith shall be secured hereby and shall be, without demand, immediately repaid by Borrower with interest thereon at the Default Interest Rate, notwithstanding the fact that such remedies were exercised and such payments made and costs incurred by Lender after the filing by Borrower of a voluntary case or the filing against Borrower of an involuntary case pursuant to or within the meaning of the Bankruptcy Reform Act of 1978, as amended, Title 11 U.S.C., or after any similar action pursuant to any other debtor relief law (whether statutory, common law, case law or otherwise) of any jurisdiction whatsoever, now or hereafter, in effect, which may be or become applicable to Borrower, Lender, any Indemnitor, the Obligations or any of the Loan Documents. Borrower hereby indemnifies and holds Lender harmless from and against all loss, cost and expenses with respect to any Default hereof, any liens (i.e., judgments, mechanics’ and materialmen’s liens, or otherwise), charges and encumbrances filed against the Property, and from any claims and demands for damages or injury, including claims for property damage, personal injury or wrongful death, arising out of or in connection with any accident or fire or other casualty on the Real Estate or the Improvements or any nuisance made or suffered thereon, including, in any case, attorneys’ fees, costs and expenses as aforesaid, whether at pretrial, trial or appellate level, and such indemnity shall survive payment in full of the Obligations. This Section shall not be construed to require Lender to incur any expenses, make any appearances or take any actions.

1.19 Security Interest and Security Agreement. This Mortgage is also a security agreement under the Uniform Commercial Code for any of the Property which, under applicable law, may be subject to a security interest under the Uniform Commercial Code, whether acquired now or in the future, including, without limitation, the Reserves, all products, and cash and non-cash proceeds thereof (collectively, “UCC Collateral”). Borrower hereby grants to Lender a security interest in the UCC Collateral. Borrower shall execute and deliver to Lender, upon Lender’s request, financing statements, continuation statements and amendments, in such form as Lender may require, to perfect or continue the perfection of this security interest. Borrower shall pay all costs of preparing and filing such statements, and all costs and expenses of any record searches for financing statements that Lender may require. Without the prior written consent of Lender, Borrower shall not create or permit to exist any other lien or security interest in any of the UCC Collateral. The name and address of Borrower (as Debtor under any applicable Uniform Commercial Code) and Lender (as Secured Party under any applicable Uniform Commercial Code) are as set forth on Page 1 of this Mortgage.

1.20 Easements and Rights-of-Way. Borrower shall not grant any easement or right-of-way with respect to all or any portion of the Real Estate or the Improvements without the prior written consent of Lender. The purchaser at any foreclosure sale hereunder may, at its discretion, disaffirm any easement or right-of-way granted in violation of any of the provisions of this Mortgage and may take immediate possession of the Property free from, and despite the terms of, such grant of easement or right-of-way. If Lender consents to the grant of an easement or right-of-way, Lender agrees to grant such consent provided that Lender is paid a standard review fee together with all other expenses, including, without limitation, attorneys’ fees, incurred by Lender in the review of Borrower’s request and in the preparation of documents effecting the subordination.

1.21 Compliance with Laws. Borrower shall at all times comply with all Applicable Laws, even if such compliance shall require structural changes to the Property. Borrower may, upon providing Lender with security reasonably satisfactory to Lender, proceed diligently and in good faith to contest the validity or applicability of any Applicable Law so long as the Property shall not be subject to any lien, charge, fine or other liability, and shall not be in danger of being forfeited, lost or closed, during or as a result of such contest. Borrower shall not alter the Property in any manner that would materially increase Borrower’s responsibilities for compliance with Applicable Laws without the prior approval of Lender. Borrower shall not use or occupy, or allow the use or occupancy of, the Property in any manner which violates any Lease or any Applicable Law or which constitutes a public or private nuisance or which makes void, voidable or cancelable, any insurance then in force with respect thereto. Borrower shall, from time to time, upon Lender’s request, provide Lender with evidence reasonably satisfactory to Lender that the Property complies with all Applicable Laws.

1.22 Additional Taxes. In the event of the enactment after this date of any law of the state where the Property is located or of any other governmental entity deducting from the value of the Property for the purpose of taxation any lien or security interest thereon, or imposing upon Lender the payment of the whole or any part of the Taxes or Other Charges herein required to be paid by Borrower, or changing in any way the laws relating to the taxation of mortgages or security agreements or debts secured by mortgages or security agreements or the interest of the Lender or secured party in the property covered thereby, or the manner of collection of such Taxes or Other Charges, so as to adversely affect this

Mortgage or the Obligations or Lender, then, and in any such event, Borrower, upon demand by Lender, shall pay such Taxes or Other Charges, or reimburse Lender therefor; provided, however, that if in the opinion of counsel for Lender (a) it might be unlawful to require Borrower to make such payment, or (b) the making of such payment might result in the imposition of interest beyond the maximum amount permitted by law, then and in either such event, Lender may elect, by notice in writing given to Borrower, to declare all of the Obligations to be and become due and payable in full thirty (30) days from the giving of such notice.

1.23 Borrower’s Waivers. To the full extent permitted by law, Borrower shall not at any time insist upon, plead, claim or take the benefit or advantage of any law now or hereafter in force providing for any appraisement, valuation, stay, moratorium or extension, or any law now or hereafter in force providing for the reinstatement of the Obligations prior to any sale of the Property to be made pursuant to any provisions contained herein or prior to the entering of any decree, judgment or order of any court of competent jurisdiction, or any right under any statute to redeem all or any part of the Property so sold. Borrower, for Borrower and Borrower’s successors and assigns, and for any and all persons ever claiming any interest in the Property, to the full extent permitted by law, hereby knowingly, intentionally and voluntarily with and upon the advice of competent counsel: (a) waives, releases, relinquishes and forever forgoes all rights of valuation, appraisement, stay of execution, reinstatement and notice of election or intention to mature or declare due the Obligations (except such notices as are specifically provided for herein); (b) waives, releases, relinquishes and forever forgoes all right to a marshalling of the assets of Borrower, including the Property, to a sale in the inverse order of alienation, or to direct the order in which any of the Property shall be sold in the event of foreclosure of the liens and security interests hereby created and agrees that any court having jurisdiction to foreclose such liens and security interests may order the Property sold as an entirety; and (c) waives, releases, relinquishes and forever forgoes all rights and periods of redemption provided under applicable law. To the full extent permitted by law, Borrower shall not have or assert any right under any statute or rule of law pertaining to the exemption of homestead or other exemption under any federal, state or local law now or hereafter in effect, the administration of estates of decedents or other matters whatever to defeat, reduce or affect the right of Lender under the terms of this Mortgage to a sale of the Property, for the collection of the Obligations without any prior or different resort for collection, or the right of Lender under the terms of this Mortgage to the payment of the Obligations out of the proceeds of sale of the Property in preference to every other claimant whatever. Further, Borrower hereby knowingly, intentionally and voluntarily, with and upon the advice of competent counsel, waives, releases, relinquishes and forever forgoes all present and future statutes of limitations as a defense to any action to enforce the provisions of this Mortgage or to collect any of the Obligations the fullest extent permitted by law. Borrower covenants and agrees that upon the commencement of a voluntary or involuntary bankruptcy proceeding by or against Borrower, Borrower shall not seek a supplemental stay or otherwise shall not seek pursuant to 11 U.S.C. §105 or any other provision of the Bankruptcy Reform Act of 1978, as amended, or any other debtor relief law (whether statutory, common law, case law, or otherwise) of any jurisdiction whatsoever, now or hereafter in effect, which may be or become applicable, to stay, interdict, condition, reduce or inhibit the ability of Lender to enforce any rights of Lender against any Indemnitor of the secured obligations or any other party liable with respect thereto by virtue of any indemnity, guaranty or otherwise.

1.24 Management.

(a) The management of the Property shall be by either (1) Borrower or an entity affiliated with Borrower approved by Lender for so long as Borrower or said affiliated entity is managing the Property in a first class manner; or (2) a professional property management company approved by Lender, and in either case pursuant to a written agreement approved by Lender. Borrower represents that, as of the date hereof, Borrower has not retained either a property manager or a leasing agent for the Property. In no event shall any manager be removed, replaced or retained, or any management agreement entered into, modified or amended in any material respect, in each case without the prior written consent of Lender, which shall not unreasonably be withheld or delayed. After an Event of Default hereunder or a default under any management contract then in effect, which default is not cured within any applicable grace or cure period, Lender shall have the right to terminate, or to direct Borrower to terminate, such management contract upon thirty (30) days’ notice and to retain, or to direct Borrower to retain, a new management agent approved by Lender. It shall be a condition of Lender’s consent to any management agreement, whether with an affiliate of Borrower or a professional property management company, that such manager enter into an agreement with Lender whereby the manager acknowledges and agrees to the aforesaid rights of Lender, and as to such other matters as Lender may require. Lender shall not withhold its consent to Brandywine Realty Services Corporation (“Brandywine Services”) serving as the property manager for the Association pursuant to a management contract between Brandywine Services and the Association.

(b) Without limiting the restrictions set forth in Section 1.24(a) pertaining to the management agreement for the Property, Borrower may not terminate any other Contract that is material to the operation of the Property, or enter into any amendment thereto that makes the terms thereof materially less favorable to Borrower, in each case without the prior written consent of Lender, which shall not unreasonably be withheld or delayed, provided, however, that if the other party to such Contract is in default thereunder, and Borrower can replace the goods or services provided on terms not materially disadvantageous to Borrower, then the prior written consent of Lender shall not be required to terminate such Contract. Borrower shall perform its obligations under each Contract and each of the General Intangibles, except where Borrower’s failure to do so would not have a material adverse effect on Borrower or the Property. Borrower represents that its interest under each Contract, and each General Intangible, is not subject to any claim, setoff, lien, deduction or encumbrance of any nature, other than that created by this Mortgage. At any time during the continuance of an Event of Default, Lender may (but shall not be obligated to) take such action as Lender may determine to be reasonably necessary to protect the rights of Borrower under any or all of the Contracts and/or the General Intangibles. Should Lender, or Lender’s designee, acquire the Property (whether pursuant to exercise of Lender’s remedies hereunder or by transfer in lieu thereof), Lender may elect to assume Borrower’s interests under any or all of the Contracts or General Intangibles as Lender shall determine, and Borrower shall cause to be terminated, without obligation to Lender or the successor owner of the Property, such other Contracts and/or General Intangibles as Lender may direct.

1.25 Hazardous Waste and Other Substances.

(a) Borrower hereby represents and warrants to Lender that, as of the date hereof, except as disclosed in writing to Lender: (i) to the best of Borrower’s knowledge, information and belief, except as expressly set forth in the environmental report prepared for Lender in connection with the Loan (the “Environmental Report”), the Property is not in violation of any local, state or federal law, rule or regulation pertaining to environmental regulation, contamination or clean-up (collectively, “Environmental Laws”), including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act of 1980 (42 U.S.C. §9601 et seq. and 40 CFR §302.1 et seq.), the Resource Conservation and Recovery Act of 1976 (42 U.S.C. §6901 et seq.), the Federal Water Pollution Control Act (33 U.S.C. §1251 et seq. and 40 CFR § 116.1 et seq.), those relating to lead based paint, and the Hazardous Materials Transportation Act (49 U.S.C. §1801 et seq.), and the regulations promulgated pursuant to said laws, all as amended; (ii) to the best of Borrower’s knowledge, information and belief, except as expressly set forth in the Environmental Report, no hazardous, toxic or harmful substances, wastes, materials, pollutants or contaminants (including, without limitation, asbestos, lead based paint, polychlorinated biphenyls, petroleum products, flammable explosives, radioactive materials, infectious substances or raw materials which include hazardous constituents) or any other substances or materials which are included under or regulated by Environmental Laws, or any molds, spores or fungus or other harmful microbial matter (collectively, “Hazardous Substances”) are located on or have been handled, generated, stored, processed or disposed of on or released or discharged from the Property (including underground contamination) except for those substances used by Borrower or Tenants in the ordinary course of their respective business and in compliance with all Environmental Laws; (iii) the Property is not subject to any private or governmental lien or judicial or administrative notice or action relating to Hazardous Substances; (iv) to the best of Borrower’s knowledge, information and belief, except as expressly set forth in the Environmental Report, there are no existing or closed underground storage tanks or other underground storage receptacles for Hazardous Substances on the Property; (v) Borrower has received no notice of, and to the best of Borrower’s knowledge and belief, there exists no investigation, action, proceeding or claim by any agency, authority or unit of government or by any third party which could result in any liability, penalty, sanction or judgment under any Environmental Laws with respect to any condition, use or operation of the Property nor does Borrower know of any basis for such a claim; and (vi) Borrower has received no notice of and, to the best of Borrower’s knowledge and belief, there has been no claim by any party that any use, operation or condition of the Property has caused any nuisance or any other liability or adverse condition on any other property nor does Borrower know of any basis for such a claim.

(b) Borrower shall keep or cause the Property to be kept free from Hazardous Substances (except those substances used by Borrower and Tenants in the ordinary course of their respective business and, in each case, in compliance with all Environmental Laws) and in compliance with all Environmental Laws, shall not install or use any underground storage tanks, shall expressly prohibit the use, generation, handling, storage, production, processing and disposal of Hazardous Substances by all Tenants and, without limiting the generality of the foregoing, during the term of this Mortgage, shall not install in the Improvements or permit to be installed in the Improvements asbestos-containing materials (“ACMs”) or any substance containing ACMs. Borrower shall, if required under applicable Environmental Laws, maintain all applicable Material Safety Data Sheets with respect to the Property, and make same available to Lender or Lender’s consultants upon reasonable notice.

(c) Borrower shall promptly notify Lender if Borrower shall become aware of the possible existence of any Hazardous Substances on the Property or if Borrower shall become aware that the Property is or may be in direct or indirect violation of any Environmental Laws. Further, immediately upon receipt of the same, Borrower shall deliver to Lender copies of any and all orders, notices, permits, applications, reports, and other communications, documents and instruments pertaining to the actual, alleged or potential presence or existence of any Hazardous Substances at, on, about, under, within, near or in connection with the Property. Borrower shall, promptly and when and as required by Environmental Laws, at Borrower’s sole cost and expense, take all actions as shall be necessary or advisable for the clean-up of any and all portions of the Property or other affected property, including, without limitation, all investigative, monitoring, removal, containment and remedial actions in accordance with all applicable Environmental Laws (and in all events in a manner satisfactory to Lender), and shall further pay or cause to be paid, at no expense to Lender, all clean-up, administrative and enforcement costs of applicable governmental agencies which may be asserted against the Property; in the event Borrower fails to take such actions, (1) Lender may, but shall not be obligated to, cause the Property or other affected property to be freed from any Hazardous Substances or otherwise brought into conformance with Environmental Laws and any and all costs and expenses incurred by Lender in connection therewith, together with interest thereon at the Default Interest Rate from the date incurred by Lender until actually paid by Borrower, shall be immediately paid by Borrower on demand, and (2) Borrower hereby grants to Lender and its agents and employees access to the Property and a license to remove any items deemed by Lender to be Hazardous Substances and to do all things Lender shall deem necessary to bring the Property in conformance with Environmental Laws. Borrower covenants and agrees, at Borrower’s sole cost and expense, to indemnify, defend (at trial and appellate levels, and with attorneys, consultants and experts acceptable to Lender), and hold Lender harmless from and against any and all liens, damages, losses, liabilities, obligations, settlement payments, penalties, assessments, citations, directives, claims, litigation, demands, defenses, judgments, suits, proceedings, costs, disbursements or expenses of any kind or of any nature whatsoever (including, without limitation, reasonable attorneys’, consultants’ and experts’ fees and disbursements actually incurred in investigating, defending, settling or prosecuting any claim, litigation or proceeding) which may at any time be imposed upon, incurred by or asserted or awarded against Lender or the Property, and arising directly or indirectly from or out of: (i) the presence, release or threat of release of any Hazardous Substances on, in, under or affecting all or any portion of the Property or any surrounding areas, regardless of whether or not caused by or within the control of Borrower; (ii) the violation of any Environmental Laws relating to or affecting the Property, whether or not caused by or within the control of Borrower; (iii) the failure by Borrower to comply fully with the terms and conditions of this Section 1.25; (iv) the breach of any representation or warranty contained in this Section 1.25; or (v) the enforcement of this Section 1.25, including, without limitation, the cost of assessment, containment and/or removal of any and all Hazardous Substances from all or any portion of the Property or any surrounding areas, the cost of any actions taken in response to the presence, release or threat of release of any Hazardous Substances on, in, under or affecting any portion of the Property or any surrounding areas to prevent or minimize such release or threat of release so that it does not migrate or otherwise cause or threaten danger to present or future public health, safety, welfare or the environment, and costs incurred to comply with the Environmental Laws in connection with all or any portion of the Property or any surrounding areas. The indemnity set forth in this Section 1.25(c) shall also include any diminution in the value of the security afforded by the Property or any future reduction in the sales price of the Property by reason of any matter set forth in this Section 1.25(c). Lender’s rights under this Section shall survive payment in full of the Obligations and shall be in addition to all other rights of Lender under this Mortgage, the Note and the other Loan Documents.

(d) Upon Lender’s request, at any time after the occurrence of an Event of Default hereunder or at such other time as Lender has reasonable grounds to believe that Hazardous Substances are or have been released, stored or disposed of on or around the Property or that the Property may be in violation of the Environmental Laws, Borrower shall provide, at Borrower’s sole cost and expense, an inspection or audit of the Property prepared by a hydrogeologist or environmental engineer or other appropriate consultant approved by Lender indicating the presence or absence of Hazardous Substances on the Property or an inspection or audit of the Improvements prepared by an engineering or consulting firm approved by Lender indicating the presence or absence of friable asbestos or substances containing asbestos on the Property. If Borrower fails to provide such inspection or audit within thirty (30) days after such request, Lender may order the same, and Borrower hereby grants to Lender and its employees and agents access to the Property and a license to undertake such inspection or audit. The cost of such inspection or audit, together with interest thereon at the Default Interest Rate from the date incurred by Lender until actually paid by Borrower, shall be immediately due and payable to Lender by Borrower on demand.

(e) The obligations of Borrower under this Mortgage (including, without limitation, this Section 1.25) with respect to Hazardous Substances shall not in any way limit the obligations of any party under the Hazardous Substances Indemnity

1.26 Indemnification; Subrogation.

(a) Borrower shall indemnify, defend and hold Lender harmless against: (i) any and all claims for brokerage, leasing, finders or similar fees which may be made relating to the Property or the Obligations, and (ii) any and all liability, obligations, losses, damages, penalties, claims, actions, suits, costs and expenses (including Lender’s reasonable attorneys’ fees, together with reasonable appellate counsel fees, if any) of whatever kind or nature which may be asserted against, imposed on or incurred by Lender in connection with the Obligations, this Mortgage, the Property, or any part thereof, or the exercise by Lender of any rights or remedies granted to it under this Mortgage; provided, however, that nothing herein shall be construed to obligate Borrower to indemnify, defend and hold harmless Lender from and against any and all liabilities, obligations, losses, damages, penalties, claims, actions, suits, costs and expenses enacted against, imposed on or incurred by Lender by reason of Lender’s willful misconduct or gross negligence.

(b) If Lender is made a party defendant to any litigation or any claim is threatened or brought against Lender concerning the Obligations, this Mortgage, the Property, or any part thereof, or any interest therein, or the construction, maintenance, operation or occupancy or use thereof, then Borrower shall indemnify, defend and hold Lender harmless from and against all liability by reason of said litigation or claims, including reasonable attorneys’ fees (together with reasonable appellate counsel fees, if any) and expenses incurred by Lender in any such litigation or claim, whether or not any such litigation or claim is prosecuted to judgment. If Lender commences an action against Borrower to enforce any of the terms hereof or to prosecute any breach by Borrower of any of the terms hereof or of any of the other Loan Documents, or to recover any sum secured hereby, Borrower shall pay to Lender its reasonable attorneys’ fees (together with reasonable appellate counsel fees, if any) and expenses. The right to such attorneys’ fees (together with reasonable appellate counsel fees, if any) and expenses shall be deemed to have accrued on the commencement of such action, and shall be enforceable whether or not such action is prosecuted to judgment. If Borrower breaches any term of this Mortgage, Lender may engage the services of an attorney or attorneys to protect its rights hereunder, and in the event of such engagement following any breach by Borrower, Borrower shall pay Lender reasonable attorneys’ fees (together with reasonable appellate counsel fees, if any) and expenses incurred by Lender, whether or not an action is actually commenced against Borrower by reason of such breach. All references to “attorneys” in this Subsection and elsewhere in this Mortgage shall include without limitation any attorney or law firm engaged by Lender and Lender’s in-house counsel, and all references to “fees and expenses” in this Subsection and elsewhere in this Mortgage shall include without limitation any fees of such attorney or law firm and any allocation charges and allocation costs of Lender’s in-house counsel.

(c) A waiver of subrogation shall be obtained by Borrower from its insurance carrier and, consequently, Borrower waives any and all right to claim or recover against Lender, its officers, employees, agents and representatives, for loss of or damage to Borrower, the Property, Borrower’s property or the property of others under Borrower’s control from any cause insured against or required to be insured against by the provisions of this Mortgage.

1.27 Single-Purpose Entity Covenants. Borrower hereby represents, warrants and covenants, as of the date hereof and until such time as the Obligations is paid in full, that without, in each case, the prior written consent of Lender (which may be withheld or conditioned by Lender in its sole and absolute discretion for any reason or for no reason):

(a) The sole purpose of Borrower has been, is and will be, to acquire, own, hold, maintain, and operate the Property, together with such other activities as may be necessary or advisable in connection with the ownership of the Property. Borrower has not engaged, and does not and shall not engage, in any business, and it has and shall have no purpose, unrelated to the Property. Borrower has not owned, does not own and shall not acquire, any real property or own assets other than those related to the Property and/or otherwise in furtherance of the limited purposes of Borrower.

(b) Neither Borrower, nor any general partner, manager or managing member (a “Controlling Entity”) of Borrower, as applicable, shall have the authority to perform any act in respect of Borrower in violation of any (a) applicable laws or regulations or (b) any agreement between Borrower and Lender (including, without limitation, the Loan Documents).

(c) Borrower shall not:

(1) make any loans to the holder (directly or indirectly) of any equity interests in Borrower (collectively, the “Equity Holders”), any Affiliate (as defined below) of Borrower or of any Equity Holders;

(2) except as expressly permitted by the Lender in writing, sell, encumber (except with respect to the Lender) or otherwise transfer or dispose of all or substantially all of the properties of Borrower (a sale or disposition will be deemed to be “all or substantially all of the properties of Borrower” if the sale or disposition includes the Property or if the total value of the properties sold or disposed of in such transaction and during the twelve months preceding such transaction is sixty six and two thirds percent (66 2/3%) or more in value of Borrower’s total assets as of the end of the most recently completed fiscal year of Borrower);

(3) to the fullest extent permitted by law, dissolve, wind-up, or liquidate Borrower;

(4) merge, consolidate or acquire all or substantially all of the assets of an Affiliate of same or other person or entity;

(5) change the nature of the business conducted by Borrower; or

(6) except as permitted by the Lender in writing, amend, modify or otherwise change the Organizational Documents (as defined below) of Borrower (which approval, after a Secondary Market Transaction with respect to the Loan, may be conditioned upon Lender’s receipt of confirmation from each of the applicable Rating Agencies that such amendment, modification or change would not result in the qualification, withdrawal or downgrade of any securities rating).

(d) Borrower shall not, and no Equity Holder or other person or entity on behalf of Borrower shall, without the prior written affirmative vote of one hundred percent (100%) of the members, partners or stockholders of Borrower: (1) institute proceedings to be adjudicated bankrupt or insolvent; (2) consent to the institution of bankruptcy or insolvency proceedings against it; (3) file a petition seeking, or consenting to, reorganization or relief under any applicable federal or state law relating to bankruptcy; (4) consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of Borrower or a substantial part of its property; (5) make any assignment for the benefit of creditors; (6) admit in writing its inability to pay its debts generally as they become due or declare or effect a moratorium on its debts; or (7) take any action in furtherance of any such action ((1) through (7) above, with respect to any individual or entity, collectively, a “Bankruptcy Action”).

(e) Borrower shall have no indebtedness or incur any liability other than (1) unsecured debts and liabilities for trade payables and accrued expenses incurred in the ordinary course of its business of operating the Property, provided, however, that such unsecured indebtedness or liabilities (y) are in amounts that are normal and reasonable under the circumstances, but in no event to exceed three percent (3%) of the original principal amount of the Loan and (z) are not evidenced by a note and are paid when due, but in no event for more than sixty (60) days from the date that such indebtedness or liabilities are incurred and (2) the Obligations. No indebtedness other than the Loan shall be secured (senior, subordinated or pari passu) by the Property.

(f) The following provisions shall apply only when Borrower is a limited liability company or a partnership. A Bankruptcy Action by or against any partner or member of Borrower, as applicable, shall not cause such partner or member of Borrower, as applicable, to cease to be a partner or member of Borrower and upon the occurrence of a Bankruptcy Action, Borrower shall continue without dissolution. Additionally, to the fullest extent permitted by law, if any partner or member of Borrower, as applicable, ceases to be a partner or member of Borrower, as applicable, such event shall not terminate Borrower and Borrower shall continue without dissolution.

(g) Borrower shall at all times observe the applicable legal requirements for the recognition of Borrower as a legal entity separate from any Equity Holders or Affiliates of Borrower or of any Equity Holder, including, without limitation, as follows:

(1) Borrower shall either (a) maintain its principal executive office separate from that of any Affiliate of Borrower or of any Equity Holder and shall conspicuously identify such office and numbers as its own, or (b) shall allocate by written agreement fairly and reasonably any rent, overhead and expenses for shared office space. Additionally, Borrower shall use its own separate stationery, invoices and checks which reflects its name, address, telephone number and facsimile number.

(2) Borrower shall maintain correct and complete financial statements, accounts, books and records and other entity documents separate from those of any Affiliate of Borrower or of any Equity Holder or any other person or entity. Borrower shall prepare unaudited quarterly and annual financial statements, and Borrower’s financial statements shall substantially comply with generally accepted accounting principles.

(3) Borrower shall maintain its own separate bank accounts, payroll and correct, complete and separate books of account.

(4) To the extent Borrower is required by applicable law to file tax returns, Borrower shall file or cause to be filed its own separate tax returns.

(5) Borrower shall hold itself out to the public (including any of its Affiliates’ creditors) under Borrower’s own name and as a separate and distinct entity and not as a department, division or otherwise of any Affiliate of Borrower or of any Equity Holder.

(6) Borrower shall observe all customary formalities regarding the existence of Borrower, including holding meetings and maintaining current and accurate minute books separate from those of any Affiliate of Borrower or of any Equity Holder.

(7) Borrower shall hold title to its assets in its own name and act solely in its own name and through its own duly authorized officers and agents. No Affiliate of Borrower or of any Equity Holder shall be appointed or act as agent of Borrower, other than as a property manager or leasing agent with respect to the Property.

(8) Investments shall be made in the name of Borrower directly by Borrower or on its behalf by brokers engaged and paid by Borrower.

(9) Except as required by Lender, Borrower shall not guarantee, pledge or assume or hold itself out or permit itself to be held out as having guaranteed, pledged or assumed any liabilities or obligations of any Equity Holder or any Affiliate of Borrower, nor shall it make any loan, except as permitted in the Loan Documents.

(10) Borrower is and will be solvent.

(11) Assets of Borrower shall be separately identified, maintained and segregated. Borrower’s assets shall at all times be held by or on behalf of Borrower and if held on behalf of Borrower by another entity, shall at all times be kept identifiable (in accordance with customary usages) as assets owned by Borrower. This restriction requires, among other things, that (i) funds of Borrower shall be deposited or invested in Borrower’s name, (ii) funds of Borrower shall not be commingled with the funds of any Affiliate of Borrower or of any Equity Holder, (iii) Borrower shall maintain all accounts in its own name and with its own tax identification number, separate from those of any Affiliate of Borrower or of any Equity Holder, and (iv) funds of Borrower shall be used only for the business of Borrower.

(12) Borrower shall maintain its assets in such a manner that it is not costly or difficult to segregate, ascertain or identify its individual assets from those of any Affiliate of Borrower or of any Equity Holder.

(13) Borrower shall pay or cause to be paid its own liabilities and expenses of any kind, including but not limited to salaries of its employees, only out of its own separate funds and assets.

(14) Borrower shall at all times be adequately capitalized to engage in the transactions contemplated at its formation.

(15) Borrower shall not do any act which would make it impossible to carry on the ordinary business of Borrower.

(16) All data and records (including computer records) used by Borrower or any Affiliate of Borrower in the collection and administration of any loan shall reflect Borrower’s ownership interest therein.

(17) No funds of Borrower shall be invested in securities issued by, nor shall Borrower acquire the indebtedness or obligation of, an Affiliate of Borrower or of an Equity Holder.

(18) Borrower shall maintain an arm’s length relationship with each of its Affiliates and may enter into contracts or transact business with its Affiliates only on commercially reasonable terms that are no less favorable to Borrower than is obtainable in the market from a person or entity that is not an Affiliate of Borrower or of any Equity Holder.

(19) Borrower shall correct any misunderstanding that is known by Borrower regarding its name or separate identity.

(h) Any indemnification obligation of Borrower to the holder of any equity interest in Borrower shall (1) be fully subordinated to the Loan and (2) not constitute a claim against Borrower or its assets until such time as the Loan has been indefeasibly paid in accordance with its terms and otherwise has been fully discharged (or has been defeased in accordance with the Note).

(i) The following shall only apply if and when Borrower is a limited partnership. Each general partner of Borrower may not be an individual. Each general partner of Borrower shall at all times have as its sole purpose to act as the general partner of Borrower, and shall be engaged in no other business or have any other purpose. Additionally, any additional or substitute general partner of Borrower shall have organizational documents that (1) include covenants substantially similar to the foregoing provisions of this Section 1.27, inclusive of all single purpose/bankruptcy remote provisions, and (2) are acceptable to the Lender.

(j) Borrower shall cause the Organizational Documents of Borrower to include, at all times, requirements substantially similar to the foregoing, in a manner satisfactory to Lender. At any time when Borrower is a limited partnership, the Organizational Documents of the general partner shall include provisions substantially similar to those set forth in Section 1.27(i) above.

(k) As used in this Mortgage:

(1) “Affiliate” means any person or entity which directly or indirectly through one or more intermediaries controls, is controlled by or is under common control with a specified person or entity. For purposes of the definition of “Affiliate”, the terms “control”, “controlled”, or “controlling” with respect to a specified person or entity shall include, without limitation, (i) the ownership, control or power to vote ten percent (10%) or more of (x) the outstanding shares of any class of voting securities or (y) beneficial interests, of any such person or entity, as the case may be, directly or indirectly, or acting through one or more persons or entities, (ii) the control in any manner over the general partner(s) or the election of more than one director or trustee (or persons exercising similar functions) of such person or entity, or (iii) the power to exercise, directly or indirectly, control over the management or policies of such person or entity.

(2) “Constituent Entity” shall mean, with respect to any entity, (i) with respect to any limited partnership, (x) any general partner of such limited partnership and (y) any limited partner of such partnership which owns (or is owned by any person or entity owning, holding or controlling, directly or indirectly) the right to receive 50% or more of the income, distributable funds or losses of such partnership; (ii) with respect to any general partnership or joint venture, any partner or venturer in such general partnership or joint venturer; (iii) with respect to any corporation, (x) any officer or director of such corporation, and (y) any person or entity which owns or controls 50% or more of any class of stock of such corporation; and (iv) with respect to any limited liability company, (x) any manager of such limited liability company, (y) any managing member of such limited liability company, or the sole member of any limited liability company having only one (1) member, and (z) any non-managing member of such limited liability company which owns (or is owned by any person or entity owning, holding or controlling, directly or indirectly) the right to receive 50% or more of the income, distributable funds or losses of such limited liability company. For all purposes of this Mortgage unless expressly noted, “control” and “controlled by” shall have the meanings assigned to them in Rule 405 under the Securities Act of 1933, as amended.

(3) “Organizational Documents” shall mean, with respect to any entity, the documents customarily used to form an entity and provide for its governance, as the same may be amended from time to time, including, without limitation, (a) with respect to a corporation, the articles of incorporation or certificate of incorporation or charter, and the by-laws; (b) with respect to a limited liability company, the articles of organization and the operating agreement; (c) with respect to a limited partnership, the certificate of limited partnership and the limited partnership agreement; and (d) with respect to a general partnership, the agreement of partnership.

1.28 Reserve Accounts and Disbursement Requests. At Lender’s option, as additional security for the indebtedness secured hereby, Borrower shall establish and maintain the reserve accounts required by this Section 1.28, subject to the security interest therein as more fully set forth in Section 1.19 hereof.

(a) Replacement Reserve. Borrower agrees that it will perform all repairs and replacements necessary to maintain the Property in good working order, in accordance with its condition as of the date hereof. Simultaneously herewith, and on each Payment Date until the Note is paid in full, Borrower shall pay to Lender the sum of $1,808.00 to be held in a reserve fund (the “Replacement

Reserve”) subject to this Mortgage, for payment of certain repairs and replacements at the Property which, under generally accepted accounting principles, are categorized as capital expenses and not as operating expenses (the “Repairs”). Borrower shall perform all Repairs in a good and workmanlike manner, in accordance with all applicable codes and regulations, and each case in a manner satisfactory to Lender and as necessary to maintain the Property in good condition and in compliance with all applicable laws, ordinances, rules and regulations. So long as no Default shall exist and be continuing, Lender shall, to the extent funds are available for such purpose in the Replacement Reserve, disburse to Borrower the amount paid or incurred by Borrower in performing the Repairs as required above upon satisfaction of the requirements set forth in Section 1.29 of this Mortgage. Lender may, at Borrower’s expense, make or cause to be made an inspection of the Property to determine the need, as determined by Lender in its reasonable judgment, for further Repairs of the Property. In the event that such inspection reveals that further Repairs are required, Lender shall provide Borrower with a written description of the required Repairs, and Borrower shall complete such Repairs to Lender’s reasonable satisfaction within ninety (90) days after Lender’s notice, or such later date as may be approved by Lender in its discretion.

(b) Common Charges Reserve. Borrower agrees that it will perform all obligations necessary to maintain the Unit in good standing with the Condominium Association, in accordance with the Declaration and the rules promulgated thereunder. Simultaneously herewith, as additional security for the Obligations, Borrower shall pay to Lender an amount equal to six (6) times the current amount of the monthly common charges and assessments (“Common Charges”) payable with respect to the Unit, to be held in a reserve fund (the “Common Charges Reserve”) subject to this Mortgage. Borrower shall increase the amount in the Common Charges Reserve from time to time as the Common Charges are increased, so that the balance of the Common Charges Reserve at all times is not less than six (6) times the then-current monthly Common Charges. So long as Borrower maintains the Common Charges Reserve, Borrower shall not be required to make deposits into the Impound Account on account of Common Charges.

1.29 Disbursements from the Property Reserve Accounts. So long as no Event of Default shall have occurred and be continuing under this Mortgage, all sums in each of the Replacement Reserve (the foregoing, collectively, the “Property Reserve Accounts”) shall be held by Lender in the respective Property Reserve Account as set forth above for the purposes set forth in Section 1.28. So long as no Event of Default has occurred and is continuing, Lender shall disburse to Borrower, from the appropriate Property Reserve Account for the purposes set forth in Section 1.28, an amount equal to the actual expenses incurred to date by Borrower, less any prior disbursements to Borrower from any of the Property Reserve Account for such expenditure, but only to the extent that such expense is one for which, pursuant to Section 1.28, the proceeds of a Property Reserve Account may be disbursed. Disbursements shall be made to Borrower within ten (10) days following Lender’s receipt of each of the following:

(a) a written request from Borrower for such disbursement, accompanied by a certification by Borrower, in the form therefor then utilized by Lender or Lender’s servicing agent;

(b) copies of invoices, receipts or other evidence satisfactory to Lender verifying payment of the costs and expenses for which Borrower is requesting such disbursement;

(c) for disbursement requests in connection with a single project, or group of related projects, for which Borrower is seeking reimbursement of $10,000 or more, affidavits, lien waivers or other evidence reasonably satisfactory to Lender showing that all materialmen, laborers, contractors, suppliers and other parties who have or might claim statutory or common law liens, or who have furnished labor, materials or supplies to or in connection with the Property, have been paid all amounts due;

(d) for disbursement requests in connection with a single project, or group of related projects, for which Borrower is seeking reimbursement of $20,000 or more, a certification from an inspecting architect or other third party acceptable to Lender, verifying that the any work for which Borrower is requesting a disbursement has been properly completed and that the cost of such work bears a reasonable relationship to the costs incurred therefor;

(e) a copy of the certificate of occupancy for the Improvements if, as a result of any work undertaken by Borrower, it was necessary to receive an amendment to the existing certificate of occupancy (or similar instrument) issued with respect to the Improvements, or to obtain a new certificate of occupancy for the Improvements, or a certification of Borrower that no such amended or new certificate of occupancy is required; and

(f) payment of an administrative fee of $150.00 per request.

Lender shall not be required to make an advance from each Property Reserve Account more frequently than once in any thirty (30) day period. In making any disbursement from a Property Reserve Account, Lender shall be entitled to rely on the disbursement request from Borrower without any inquiry into the accuracy, validity or contestability of any amount set forth therein. The Reserves shall not, unless otherwise explicitly required by applicable law, be or be deemed to be escrow or trust funds. Lender may, at its discretion, hold the Reserves either in a separate account or commingled by Lender with any other funds in the possession or control of Lender. The Reserves are solely for the protection of Lender, and entail no responsibility on Lender’s part beyond making disbursements upon strict satisfaction of the requirements of Section 1.28 and this Section 1.29 and beyond the allowing of due credit for the sums actually received. To the extent that any funds in any of the Reserves are invested in any investment suitable for the investment of escrows and reserves established under mortgage loans included in a Secondary Market Transaction in which some or all of the securities issued thereby are rated “AAA” (or the equivalent rating) by one or more Rating Agencies, as the standards therefor are established from time to time (or if Lender reasonably determines that no such standards exist, such investments as are otherwise acceptable to Lender, in the exercise of prudent lending standards), Borrower shall bear the risk of loss of such investments. In the event that the amounts on deposit in any of the Property Reserve Account are insufficient to reimburse Borrower for amounts otherwise properly requested, Lender shall not be obligated or authorized to transfer funds from other Reserves, and Borrower shall pay the amount of such deficiency. Upon assignment of this Mortgage by Lender, any funds in the Reserves shall be turned over to the assignee, and any responsibility of the assignor with respect thereto shall terminate.

1.30 Interest-Bearing Reserves. Lender shall cause funds in the Replacement Reserve and the Letter of Credit Reserve (as defined in that certain Letter of Credit Agreement dated as of the date hereof between Borrower and Lender) (referred to in this Section 1.30 as the “Interest-Bearing Reserve”) to be deposited into an interest bearing account of the type customarily maintained by Lender or its servicing agent for the investment of similar reserves, which account may not yield the highest interest rate then available. Interest payable on such amounts shall be computed based on the daily outstanding balance in the Interest-Bearing Reserve. Such interest shall be calculated on a simple, non-compounded interest basis based solely on contributions made to the Interest-Bearing Reserve by Borrower. All interest earned on amounts contributed to the Interest-Bearing Reserve shall be retained by Lender and added to the balance in such Interest-Bearing Reserve and shall be disbursed for payment of the items for which other funds in such Interest-Bearing Reserve are to be disbursed. Borrower acknowledges that all Reserves other than the Interest-Bearing Reserves shall not accrue or bear interest for the benefit of Borrower, and no interest shall be payable thereon by Lender.

1.31 Condominium Provisions.

(a) Borrower shall comply with all terms, conditions and covenants of the Declaration and all by-laws, rules and regulations promulgated or otherwise existing with respect to the Condominium (collectively, the “Rules”) as those are in force and effect.

(b) Borrower shall not, without Lender’s prior written consent, modify, amend, supplement or in any other manner change the terms, conditions and covenants of the Declaration or the Rules so as to affect, alter or impair the lien of this Mortgage or the security therefor, or in a manner which materially increases the obligations or diminishes the rights of Lender, nor may Borrower waive or consent to the waiver of any enforcement of the provisions thereof with respect to another unit owner.

(c) Borrower shall promptly deliver to Lender a true and full copy of each and every notice of default or notice requiring the performance of any act by Borrower received by Borrower with respect to any obligation of Borrower under the provisions of the Declaration or the Rules.

(d) Borrower shall not, except with the prior written consent of Lender (i) institute any action or proceeding for partition of the property of which the Premises are a part; (ii) vote for or consent to any modification of, amendment to or relaxation in the enforcement of any provision of the Declaration or the Rules which affects, alters or impairs the lien of this Mortgage or the security therefor, or which materially increases the obligations or diminishes the rights of Lender; (iii) in the event of damage to or destruction of the Unit or any of them, vote in opposition to a motion to repair, restore, or rebuild.

(e) In each and every case in which, under the provisions of the Declaration or the Rules, the consent or the vote of the owners of Units is required, Borrower shall not vote or give such consent so as to impair the lien of this Mortgage or the security therefor without, in each and every case, the prior written consent of Lender.

(f) Borrower shall promptly pay, as the same become due and payable, all common charges or other payments for maintenance and reserve funds (“Common Charges”) and all assessments (“Assessments”) as required by the Declaration or the Rules or any resolutions adopted pursuant thereto, and shall promptly upon demand exhibit to Lender receipts for all such payments. In the event that Borrower fails to make such payments as the same become due and payable, Lender may from time to time at its option, but without any obligation to do so and without notice to or demand upon Borrower, make such payments, and the same shall be added to the debt secured hereby, and shall bear interest until repaid at the Default Interest Rate (as defined in the Note); provided, however, that the failure of the Borrower to make any such payment to the maintenance fund or to exhibit such receipts shall, at the election of Lender constitute a breach of covenant under this Mortgage entitling Lender to accelerate the indebtedness secured hereby.

(g) In the event of the failure of Borrower to perform any of its obligations relating to the Real Estate under the Declaration or Rules within a period of ten (10) business days (unless the Association requires sooner performance) after notice from the Association or from Lender, or in the case of any such default which cannot with due diligence be cured or remedied within such period, if Borrower fails to proceed promptly after such notice to cure or remedy the same with due diligence, then in any such case, Lender may from time to time at its option, but without any obligation so to do, cure or remedy any such default of Borrower (Borrower hereby authorizing Lender to enter upon the Real Estate as may be necessary for such purposes), and all sums expended by Lender for such purposes, including reasonable counsel fees, shall be added to the debt secured hereby, shall become due and payable and shall bear interest until repaid at the Default Interest Rate (as defined in the Note) and shall be added to the indebtedness secured hereby; provided, however, that the failure of Borrower to keep or perform any such notice, or, in the case in which such cannot be kept or performed within such ten (10) day period, provided Borrower has commenced to cure such default and is diligently pursuing same to completion, such additional time as is needed to so complete, shall, at the election of Lender, constitute a breach of covenant under this Mortgage entitling Lender to accelerate the indebtedness secured hereby.

(h) Upon the occurrence of an Event of Default hereunder, Lender may by notice to Borrower require the resignation of Borrower’s designees to the Association, if any, and the appointment in lieu thereof of Lender’s designees.

(i) Borrower shall, at the option of Lender exercisable at any time after the occurrence of an Event of Default hereunder, pay to Lender at the time of each payment of an installment of interest or principal under the Note, an additional amount sufficient to discharge the obligations under clause (f) when they become due. The determination of the amount so payable and of the fractional part thereof to be deposited with Lender in an Impound Account. Nothing herein contained shall be deemed to affect any right or remedy or Lender under any provisions of this Mortgage or of any statute or rule of law to pay any such amount and to add the amount so paid, together with interest at the Default Interest Rate, (as defined in the Note) to the indebtedness hereby secured.

1.32 Completion of Initial Improvements. All of the following conditions (collectively, the “Completion Conditions”) shall be satisfied, and Borrower shall deliver to Lender evidence acceptable to Lender that same have been satisfied, on or before October 31, 2004 (as same may be extended pursuant to Section 1.33 below, the “Completion Date”):

(a) all work in connection with the Initial Improvements (as defined in the Primary Lease) shall have been substantially completed in accordance with all applicable plans and specifications and in compliance with all applicable laws, and Lender shall have received written confirmation from Lender’s Consultant (as defined below) of same.;

(b) a permanent certificate of occupancy shall have been issued with respect to 100% of the premises demised to Primary Tenant pursuant to the Primary Lease (the “Primary Leased Premises”);

(c) all tenant improvement allowances due and owing by Borrower to the tenant under the Primary Lease shall have been paid by Borrower;

(d) Primary Tenant shall be in occupancy and conducting business in all or substantially all of the Primary Leased Premises;

(e) Primary Tenant shall be paying rent under the Primary Lease;

(f) Primary Tenant shall provide Lender with an estoppel confirming the foregoing matters and otherwise reasonably acceptable to Lender;

(g) Borrower shall deliver to Lender an updated as-built survey, in form and substance reasonably acceptable to Lender, for the Property;

(h) all contractors performing work or providing services in connection with the construction of the Initial Improvements shall have been paid in full and Borrower shall provide Lender with copies of final lien waivers from all such contractors whose total contract price in connection with such work is $10,000 or more; and

(i) no default shall have occurred and be continuing under the Primary Lease.

Upon the substantial completion of the Initial Improvements, Borrower shall notify Lender of same and request that an engineer or other professional consultant selected by Lender (“Lender’s Consultant”) inspect the Initial Improvements to confirm that the Initial Improvements have been substantially completed in accordance with all applicable plans and specifications and in compliance with all applicable laws (the “Final Inspection”). Borrower shall pay all costs incurred by Lender (including, without limitation, the reasonable fees of Lender’s Consultant) in connection with the Final Inspection. In addition to the Final Inspection, Lender’s Consultant, on behalf of Lender, may make periodic inspections (at Borrower’s reasonable expense) of the Property to evaluate the progress of the construction of the Initial Improvements; provided that, so long as no Event of Default has occurred, Borrower shall only be required to reimburse Lender for the costs incurred by Lender in connection with up to one (1) such periodic inspection in any calendar month (provided that in all events, Borrower shall pay all of Lender’s costs in connection with the Final Inspection).

Other than as expressly set forth in the preceding paragraph, all costs incurred by Lender in connection with this Section 1.32 (including, without limitation, reasonable attorneys’ fees) shall be paid by Borrower to Lender upon demand therefor by Lender to Borrower.

1.33 Extension of Completion Date. Borrower may extend the Completion Date for up to two (3) additional periods of one (1) month each (each such period being an “Extension Term”), provided that on or before the then-current Completion Date (prior to the extension of same then being requested), Borrower submits to Lender a written notice (an “Extension Notice”) of its election to so extend the Completion Date together with a payment to Lender of a fee in an amount equal to one-third of one percent (0.33%) of the original principal amount of the Loan; and (2) no Default or Event of Default shall exist under the Note, this Mortgage or any of the other Loan Documents, as of either the date on which the Extension Notice is submitted to Lender or the date on which the extension is to become effective. Notwithstanding anything herein to the contrary, in no event shall the Completion Date be extended pursuant to this Section 1.33 and no Extension Notice shall be effective unless as of the date on which the Extension Notice is submitted to Lender and the date on which the extension is to become effective, Lender determines (in its reasonable discretion) that the parties responsible under the Primary Lease for the construction of the Initial Improvements are diligently pursuing the completion of same and Borrower is diligently pursuing the satisfaction of all of the Completion Conditions.

ARTICLE II

EVENTS OF DEFAULT

2.1 Events of Default. The occurrence of any of the following shall be an “Event of Default” hereunder:

(a) Borrower fails to punctually perform any covenant, agreement, obligation, term or condition of the Note, this Mortgage or any other Loan Document which requires payment of any money to Lender, and (1) in the case of any Monthly Payment Amount due under the Note or any payment to any Reserve required under this Mortgage, such failure continues beyond the applicable grace period set forth in the Note with respect to the Monthly Payment Amount, (2) in the case of any other amount due from Borrower to Lender, such failure continues for the applicable period set forth therein or, if no period is set forth, for seven (7) days after such payment becomes due or, if due on demand, is demanded.

(b) Borrower (i) fails to provide insurance as required by Section 1.4 hereof or (ii) fails to perform any covenant, agreement, obligation, term or condition set forth in Section 1.5 hereof .

(c) Borrower fails to perform any other covenant, agreement, obligation, term or condition set forth herein other than those otherwise described in this Section 2.1 and, to the extent such failure or default is susceptible of being cured, the continuance of such failure or default for thirty (30) days after written notice thereof from Lender to Borrower; provided, however, that if such default is susceptible of cure but such cure cannot be accomplished with reasonable diligence within said period of time, and if Borrower commences to cure such default promptly after receipt of notice thereof from Lender, and thereafter prosecutes the curing of such default with reasonable diligence, such period of time shall be extended for such period of time as may be necessary to cure such default with reasonable diligence, but not to exceed an additional sixty (60) days.

(d) Any representation or warranty made herein, in or in connection with the Loan Application or any commitment relating to the Loan, or in any of the other Loan Documents to Lender, by Borrower, by any Indemnitor or by any Constituent Entity of Borrower or any Indemnitor, is determined by Lender to have been false or misleading in any material respect at the time made.

(e) A Transfer, except as expressly permitted by Section 1.11 hereof.

(f) A default occurs under any of the other Loan Documents which has not been cured within any applicable grace or cure period therein provided.

(g) Borrower, any Indemnitor, any Constituent Entity of Borrower or any Indemnitor or Primary Tenant or any guarantor of the Primary Lease, becomes insolvent, or shall make a transfer in fraud of creditors, or shall make an assignment for the benefit of creditors, shall file a petition in bankruptcy, shall voluntarily be adjudicated insolvent or bankrupt or shall admit in writing the inability to pay debts as they mature, shall petition or apply to any tribunal for or shall consent to or shall not contest the appointment of a receiver, trustee, custodian or similar officer for Borrower, any Indemnitor, any such Constituent Entity, Primary Tenant or any such guarantor of the Primary Lease, or for a substantial part of the assets of Borrower, any such Indemnitor, any such Constituent Entity, Primary Tenant or any such guarantor of the Primary Lease, or shall commence any case, proceeding or other action under any bankruptcy, reorganization, arrangement, readjustment or debt, dissolution or liquidation law or statute of any jurisdiction, whether now or hereafter in effect.

(h) A petition is filed or any case, proceeding or other action is commenced against Borrower, against any Indemnitor, against any Constituent Entity of Borrower or any Indemnitor or against Primary Tenant or any guarantor of the Primary Lease, seeking to have an order for relief entered against it as debtor or seeking reorganization, arrangement, adjustment, liquidation, dissolution or composition of it or its debts or other relief under any law relating to bankruptcy, insolvency, arrangement, reorganization, receivership or other debtor relief under any law or statute of any jurisdiction whether now or hereafter in effect or a court of competent jurisdiction enters an order for relief against Borrower, against any Indemnitor, against any Constituent Entity of Borrower or any Indemnitor or against Primary Tenant or any guarantor of the Primary Lease, as debtor, or an order, judgment or decree is entered appointing, with or without the consent of Borrower, of any Indemnitor or of any Constituent Entity of Borrower or any Indemnitor or of Primary Tenant or any guarantor of the Primary Lease, a receiver, trustee, custodian or similar officer for Borrower, for any such Indemnitor or for any such Constituent Entity or for Primary Tenant or any guarantor of the Primary Lease, or for any substantial part of any of the properties of Borrower, any such Indemnitor, any such Constituent Entity or Primary Tenant or any guarantor of the Primary Lease, and if any such event shall occur, such petition, case, proceeding, action, order, judgment or decree shall not be dismissed within sixty (60) days after being commenced.

(i) The Property or any part thereof shall be taken on execution or other process of law (other than by eminent domain) in any action against Borrower.

(j) Borrower abandons all or a portion (other than a de minimis portion) of the Property.

(k) The holder of any lien or security interest on the Property (without implying the consent of Lender to the existence or creation of any such lien or security interest), whether superior or subordinate to this Mortgage or any of the other Loan Documents, declares a default and such default is not cured within any applicable grace or cure period set forth in the applicable document or such holder institutes foreclosure or other proceedings for the enforcement of its remedies thereunder.

(l) The Property, or any part thereof, is subjected to actual or threatened waste or to removal, demolition or material alteration so that the value of the Property is materially diminished thereby, and Lender determines that it is not adequately protected from any loss, damage or risk associated therewith.

(m) Any dissolution, termination, partial or complete liquidation, merger or consolidation of Borrower, any Indemnitor or any Constituent Entity of Borrower or any Indemnitor, without the prior written consent of Lender.

(n) If Borrower shall fail to perform any of its obligations with respect to the Association, the Declaration, the Rules or the Condominium as set forth in Section 1.31 or if for any reason all or any portion of the land subject to the Declaration is withdrawn from condominium ownership; or if by reason of damage or destruction of all or any portion of the Improvements the Association or the owners of the Condominium units do not duly and promptly resolve to proceed with the repair or restoration of any such damage or destruction; or if by reason of the failure of Borrower to perform any act, as for example notification to the Association under the Declaration or the Rules, Lender shall not be entitled to the protective provisions under the Declaration or the Rules.

(o) The Completion Conditions have not been satisfied on or before the Completion Date.

ARTICLE III

REMEDIES

3.1 Remedies Available. If there shall occur an Event of Default under this Mortgage, then the Property shall be subject to sale and this Mortgage shall be subject to foreclosure, all as provided by law, and Lender may, at its option and by or through a trustee, nominee, assignee or otherwise, to the fullest extent permitted by law, exercise any or all of the following rights, remedies and recourses, either successively or concurrently:

(a) Acceleration. Accelerate the maturity date of the Note and declare any or all of the Obligations to be immediately due and payable without any presentment, demand, protest, notice, or action of any kind whatever (each of which is hereby expressly waived by Borrower), whereupon the same shall become immediately due and payable. Upon any such acceleration, payment of such accelerated amount shall constitute a prepayment of the principal balance of the Note and any applicable prepayment fee provided for in the Note shall then be immediately due and payable.

(b) Entry on the Property. Either in person or by agent, with or without bringing any action or proceeding, or by a receiver appointed by a court and without regard to the adequacy of its security, enter upon and take possession of the Property, or any part thereof, without force or with such force as is permitted by law and without notice or process or with such notice or process as is required by law unless such notice and process is waivable, in which case Borrower hereby waives such notice and process, and do any and all acts and perform any and all work which may be desirable or necessary in Lender’s judgment to complete any unfinished construction on the Real Estate (including, without limitation, the Initial Improvements), to preserve the value, marketability or rentability of the Property, to increase the income therefrom, to manage and operate the Property or to protect the security hereof and all sums expended by Lender therefor, together with interest thereon at the Default Interest Rate, shall be immediately due and payable to Lender by Borrower on demand.

(c) Collect Rents and Profits. With or without taking possession of the Property, sue or otherwise collect the Rents and Profits, including those past due and unpaid.

(d) Appointment of Receiver. Upon, or at any time prior to or after, initiating the exercise of any power of sale, instituting any judicial foreclosure or instituting any other foreclosure of the liens and security interests provided for herein or any other legal proceedings hereunder, make application to a court of competent jurisdiction for appointment of a receiver for all or any part of the Property, as a matter of strict right and without notice to Borrower and without regard to the adequacy of the Property for the repayment of the Obligations or the solvency of Borrower or any person or persons liable for the payment of the Obligations, and Borrower does hereby irrevocably consent to such appointment, waives any and all notices of and defenses to such appointment and agrees not to oppose any application therefor by Lender, but nothing herein is to be construed to deprive Lender of any other right, remedy or privilege Lender may now have under the law to have a receiver appointed, provided, however, that, the appointment of such receiver, trustee or other appointee by virtue of any court order, statute or regulation shall not impair or in any manner prejudice the rights of Lender to receive payment of the Rents and Profits pursuant to other terms and provisions hereof. Any such receiver shall have all of the usual powers and duties of receivers in similar cases, including, without limitation, the full power to hold, develop, rent, lease, manage, maintain, operate and otherwise use or permit the use of the Property upon such terms and conditions as said receiver may deem to be prudent and reasonable under the circumstances as more fully set forth in Section 3.3 below. Such receivership shall, at the option of Lender, continue until full payment of all of the Obligations or until title to the Property shall have passed by foreclosure sale under this Mortgage or deed in lieu of foreclosure.

(e) Foreclosure. Immediately commence an action to foreclose this Mortgage or to specifically enforce its provisions or any of the Obligations pursuant to the statutes in such case made and provided and sell the Property or cause the Property to be sold in accordance with the requirements and procedures provided by said statutes in a single parcel or in several parcels at the option of Lender.

(1) In the event foreclosure proceedings are filed by Lender, all expenses incident to such proceeding, including, but not limited to, attorneys’ fees and costs, shall be paid by Borrower and secured by this Mortgage and by all of the other Loan Documents securing all or any part of the indebtedness evidenced by the Note. The Obligations and all other obligations secured by this Mortgage, including, without limitation, interest at the Default Interest Rate (as defined in the Note), any prepayment charge, fee or premium required to be paid under the Note in order to prepay principal (to the extent permitted by applicable law), reasonable attorneys’ fees and any other amounts due and unpaid to Lender under the Loan Documents, may be bid by Lender in the event of a foreclosure sale hereunder. In the event of a judicial sale pursuant to a foreclosure decree, it is understood and agreed that Lender or its assigns may become the purchaser of the Property or any part thereof.

(2) Lender may, by following the procedures and satisfying the requirements prescribed by applicable law, foreclose on only a portion of the Property and, in such event, said foreclosure shall not affect the lien of this Mortgage on the remaining portion of the Property foreclosed.

(f) Rights under the Uniform Commercial Code. Exercise any or all of the remedies of a secured party under the Uniform Commercial Code against the UCC Collateral, either separately or together, and in any order, without in any way affecting the availability of Lender’s other remedies. Furthermore, to the extent permitted by law, in conjunction within, addition to or in substitution for the rights and remedies available to Lender pursuant to any applicable Uniform Commercial Code: in the event of a foreclosure sale with respect to the portions of the Property which are not UCC Collateral, the Property (including the UCC Collateral) may, at the option of Lender, be sold as a whole or in parts, as determined by Lender in its sole discretion; and (2) it shall not be necessary that (x) Lender take possession of the UCC Collateral, or any part thereof, prior to the time that any sale pursuant to the provisions of this Section is conducted, or (y) the UCC Collateral, or any part thereof, be present at the location of such sale; and (3) Lender may appoint or delegate any one or more persons as agent to perform any act or acts necessary or incident to any sale held by Lender, including the sending of notices and the conduct of the sale, but in the name and on behalf of Lender.

(g) Other. Exercise any other right or remedy available hereunder, under any of the other Loan Documents or at law or in equity.

3.2 Application of Proceeds. To the fullest extent permitted by law, the proceeds of any sale under this Mortgage shall be applied to the extent funds are so available to the following items in such order as Lender in its discretion may determine:

(a) To payment of the costs, expenses and fees of taking possession of the Property, and of holding, operating, maintaining, using, leasing, repairing, improving, marketing and selling the same and of otherwise enforcing Lender’s right and remedies hereunder and under the other Loan Documents, including, but not limited to receivers’ fees, court costs, attorneys’, accountants’, appraisers’, managers’ and other professional fees, title charges and transfer taxes.

(b) To payment of all sums expended by Lender under the terms of any of the Loan Documents and not yet repaid, together with interest on such sums at the Default Interest Rate.

(c) To payment of the Obligations and all other obligations secured by this Mortgage, including, without limitation, interest at the Default Interest Rate and, to the extent permitted by applicable law, any prepayment fee, charge or premium required to be paid under the Note in order to prepay principal, in any order that Lender chooses in its sole discretion.

The remainder, if any, of such funds shall be disbursed to Borrower or to the person or persons legally entitled thereto.

3.3 Right and Authority of Receiver or Lender in the Event of Default; Power of Attorney. Upon the occurrence of an Event of Default hereunder, and entry upon the Property pursuant to Section 3.1(b) hereof or appointment of a receiver pursuant to Section 3.1(d) hereof, and under such terms and conditions as may be prudent and reasonable under the circumstances in Lender’s or the receiver’s sole discretion, all at Borrower’s expense, Lender or said receiver, or such other persons or entities as they shall hire, direct or engage, as the case may be, may do or permit one or more of the following, successively or concurrently: (a) enter upon and take possession and control of any and all of the Property; (b) take and maintain possession of all documents, books, records, papers and accounts relating to the Property; (c) exclude Borrower and its agents, servants and employees wholly from the Property; (d) manage and operate the Property; (e) preserve and maintain the Property; (f) make repairs and alterations to the Property; (g) complete any construction or repair of the Improvements (including, without limitation, the Initial Improvements), with such changes, additions or modifications of the plans and specifications or intended disposition and use of the Improvements as Lender may in its sole discretion deem appropriate or desirable to place the Property in such condition as will, in Lender’s sole discretion, make it or any part thereof readily marketable or rentable; (h) conduct a marketing or leasing program with respect to the Property, or employ a marketing or leasing agent or agents to do so, directed to the leasing or sale of the Property under such terms and conditions as Lender may in its sole discretion deem appropriate or desirable; (i) employ such contractors, subcontractors, materialmen, architects, engineers, consultants, managers, brokers, marketing agents, or other employees, agents, independent contractors or professionals, as Lender may in its sole discretion deem appropriate or desirable to implement and effectuate the rights and powers herein granted; (j) execute and deliver, in the name of Lender as attorney-in-fact and agent of Borrower or in its own name as Lender, such documents and instruments as are necessary or appropriate to consummate authorized transactions; (k) enter into such Leases, whether of real or personal property, under such terms and conditions as Lender may in its sole discretion deem appropriate or desirable; (l) collect and receive the Rents and Profits from the Property; (m) eject Tenants or repossess personal property, as provided by law, for breaches of the conditions of their Leases; (n) sue for unpaid Rents and Profits, payments, income or proceeds in the name of Borrower or Lender; (o) maintain actions in forcible entry and detainer, ejectment for possession and actions in distress for rent; (p) compromise or give acquittance for Rents and Profits, payments, income or proceeds that may become due; (q) delegate or assign any and all rights and powers given to Lender by this Mortgage; and (r) do any acts which Lender in its sole discretion deems appropriate or desirable to protect the security hereof and use such measures, legal or equitable, as Lender may in its sole discretion deem appropriate or desirable to implement and effectuate the provisions of this Mortgage. This Mortgage shall constitute a direction to and full authority to any Tenant, lessee, or other third party who has heretofore dealt or contracted or may hereafter deal or contract with Borrower or Lender, at the request of Lender, to pay all amounts owing under any Lease, contract or other agreement to Lender without proof of the Event of Default relied upon. Any such Tenant, lessee or third party is hereby irrevocably authorized to rely upon and comply with (and shall be fully protected by Borrower in so doing) any request, notice or demand by Lender for the payment to Lender of any Rents and Profits or other sums which may be or thereafter become due under its Lease, contract or other agreement, or for the performance of any undertakings under any such Lease, contract or other agreement, and shall have no right or duty to inquire whether any Event of Default under this Mortgage, or any default under any of the other Loan Documents, has actually occurred or is then existing. Borrower hereby constitutes and appoints Lender, its assignees, successors, transferees and nominees, as Borrower’s true and lawful attorney-in-fact and agent, with full power of substitution in the Property, in Borrower’s name, place and stead, to do or permit any one or more of the foregoing described rights, remedies, powers and authorities, successively or concurrently, and said power of attorney shall be deemed a power coupled with an interest and irrevocable so long as any Obligations is outstanding. Any money advanced by Lender in connection with any action taken under this Section 3.3, together with interest thereon at the Default Interest Rate from the date of making such advancement by Lender until actually paid by Borrower, shall be a demand obligation owing by Borrower to Lender.

3.4 Occupancy After Foreclosure. In the event there is a foreclosure sale hereunder and at the time of such sale, Borrower or Borrower’s representatives, successors or assigns, or any other persons claiming any interest in the Property by, through or under Borrower (except tenants of space in the Improvements subject to Leases entered into prior to the date hereof), are occupying or using the Property, or any part thereof, then, to the extent not prohibited by applicable law, each and all shall, at the option of Lender or the purchaser at such sale, as the case may be, immediately become the tenant of the purchaser at such sale, which tenancy shall be a tenancy from day-to-day, terminable at the will of either landlord or tenant, at a reasonable rental per day based upon the value of the Property occupied or used, such rental to be due daily to the purchaser. Further, to the extent permitted by applicable law, in the event the tenant fails to surrender possession of the Property upon the termination of such tenancy, the purchaser shall be entitled to institute and maintain an action for unlawful detainer of the Property in the appropriate court of the county in which the Real Estate is located.

3.5 Notice to Account Debtors. Lender may, at any time after an Event of Default hereunder, notify the account debtors and obligors of any accounts, chattel paper, negotiable instruments or other evidences of indebtedness, to Borrower included in the Property to pay Lender directly. Borrower shall at any time or from time to time upon the request of Lender provide to Lender a current list of all such account debtors and obligors and their addresses.

3.6 Cumulative Remedies. All remedies contained in this Mortgage are cumulative and Lender shall also have all other remedies provided at law and in equity or in any other Loan Documents. Such remedies may be pursued separately, successively or concurrently at the sole subjective direction of Lender and may be exercised in any order and as often as occasion therefor shall arise. No act of Lender shall be construed as an election to proceed under any particular provisions of this Mortgage to the exclusion of any other provision of this Mortgage or as an election of remedies to the exclusion of any other remedy which may then or thereafter be available to Lender. No delay or failure by Lender to exercise any right or remedy under this Mortgage shall be construed to be a waiver of that right or remedy or of any Event of Default hereunder. Lender may exercise any one or more of its rights and remedies at its option without regard to the adequacy of its security.

3.7 Payment of Expenses. Borrower shall pay on demand all of Lender’s expenses incurred in any efforts to enforce any terms of this Mortgage, whether or not any lawsuit is filed and whether or not foreclosure is commenced but not completed, including, but not limited to, legal fees and disbursements, foreclosure costs and title charges, together with interest thereon from and after the date incurred by Lender until actually paid by Borrower at the Default Interest Rate. Furthermore, Borrower shall, and does hereby, indemnify Lender for, and hold Lender harmless from, any and all claims, actions, demands liabilities, loss or damage which may or might be incurred by Lender under this Mortgage or by the exercise of rights or remedies hereunder, and from any and all claims and demands whatsoever which may be asserted against Lender by reason of any alleged obligations or undertakings on Lender’s part with respect to the Property except as expressly set forth in the Loan Documents, other than those finally determined to have resulted solely from the gross negligence or willful misconduct of Lender. Should Lender incur any such liability, the amount thereof, including, without limitation, costs, expenses and attorneys’ fees, together with interest thereon at the Default Interest Rate from the date incurred by Lender until actually paid by Borrower, shall be immediately due and payable to Lender from Borrower on demand.

ARTICLE IV

[INTENTIONALLY OMITTED]

ARTICLE V

MISCELLANEOUS TERMS AND CONDITIONS

5.1 Time of Essence. Time is of the essence with respect to all provisions of the Loan Documents.

5.2 Release of Mortgage. If all of the Obligations be paid and performed, then and in that event only, upon delivery and recordation of a written satisfaction of this Mortgage, all rights under this Mortgage shall terminate except for those provisions hereof which by their terms survive, and the Property shall become wholly clear of the liens, security interests, conveyances and assignments evidenced hereby, which shall be released by Lender in due form at Borrower’s cost. No release of this Mortgage or the lien hereof shall be valid unless executed by Lender.

5.3 Certain Rights of Lender. Without affecting Borrower’s liability for the payment of any of the Obligations, Lender may from time to time and without notice to Borrower: (a) release any person liable for the payment of the Obligations; (b) extend or modify the terms of payment of the Obligations; (c) accept additional real or personal property of any kind as security or alter, substitute or release any property securing the Obligations; (d) consent in writing to the making of any subdivision map or plat thereof; (e) join in granting any easement therein; or (f) join in any extension agreement of the Mortgage or any agreement subordinating the lien hereof.

5.4 Waiver of Certain Defenses. No action for the enforcement of the lien hereof or of any provision hereof shall be subject to any defense which would not be good and available to the party interposing the same in an action at law upon the Note or any of the other Loan Documents.

5.5 Notices. All notices, demands, requests or other communications to be sent by one party to the other hereunder or required by law shall be in writing and shall be deemed to have been validly given or served by delivery of the same in person to the intended addressee, or by depositing the same with Federal Express or another reputable private courier service for next business day delivery, with all charges prepaid, or by depositing the same in the United States mail, postage prepaid, certified mail, return receipt requested, in any event addressed to the intended addressee at its address set forth on the first page of this Mortgage or at such other address as may be designated by such party as herein provided. All notices, demands and requests shall be effective upon such personal delivery, or one (1) business day after being deposited with the private courier service, or three (3) business days after being deposited in the United States mail as required above. Rejection or other refusal to accept or the inability to deliver because of changed address of which no notice was given as herein required shall be deemed to be receipt of the notice, demand or request sent. By giving to the other party hereto at least fifteen (15) days’ prior written notice thereof in accordance with the provisions hereof, the parties hereto shall have the right from time to time to change their respective addresses and each shall have the right to specify as its address any other address within the United States of America.

5.6 Successors and Assigns. The terms, provisions, indemnities, covenants and conditions hereof shall be binding upon Borrower and the successors and assigns of Borrower, including all successors in interest of Borrower in and to all or any part of the Property, and shall inure to the benefit of Lender, its successors and assigns, and shall constitute covenants running with the land. All indemnities in this Mortgage for the benefit of Lender shall inure to the benefit of Lender and each of its directors, officers, shareholders, partners, members, managers, employees and agents (including, without limitation, any servicers retained by Lender with respect to the Loan), and pledgees and participants of the Obligations, and their respective successors and assigns. All references in this Mortgage to Borrower or Lender shall be deemed to include each such party’s successors and assigns. If Borrower consists of more than one person or entity, each will be jointly and severally liable to perform the obligations of Borrower.

5.7 Severability. A determination that any provision of this Mortgage is unenforceable or invalid shall not affect the enforceability or validity of any other provision, and any determination that the application of any provision of this Mortgage to any person or circumstance is illegal or unenforceable shall not affect the enforceability or validity of such provision as it may apply to any other persons or circumstances.

5.8 Interpretation. Within this Mortgage, words of any gender shall be held and construed to include any other gender, and words in the singular shall be held and construed to include the plural, and vice versa, unless the context otherwise requires. The headings of the sections and paragraphs of this Mortgage are for convenience of reference only, are not to be considered a part hereof and shall not limit or otherwise affect any of the terms hereof. In the event of any inconsistency between the provisions hereof and the provisions in any of the other Loan Documents, it is intended that the provisions of this Mortgage shall be controlling.

5.9 Waiver: Discontinuance of Proceedings. Lender may waive any single Event of Default by Borrower hereunder without waiving any other prior or subsequent Event of Default. Lender may remedy any Event of Default by Borrower hereunder without waiving the Event of Default remedied. Neither the failure by Lender to exercise, nor the delay by Lender in exercising, any right, power or remedy upon any Event of Default by Borrower hereunder shall be construed as a waiver of such Event of Default or as a waiver of the right to exercise any such right, power or remedy at a later date. No single or partial exercise by Lender of any right, power or remedy hereunder shall exhaust the same or shall preclude any other or further exercise thereof, and every such right, power or remedy hereunder may be exercised at any time and from time to time. No modification or waiver of any provision hereof nor consent to any departure by Borrower therefrom shall in any event be effective unless the same shall be in writing and signed by Lender, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose given. No notice to nor demand on Borrower in any case shall of itself entitle Borrower to any other or further notice or demand in similar or other circumstances. Acceptance by Lender of any payment in an amount less than the amount then due on any of the Obligations shall be deemed an acceptance on account only and shall not in any way affect the existence of a Default or an Event of Default hereunder. In case Lender shall have proceeded to invoke any right, remedy or recourse permitted hereunder or under the other Loan Documents and shall thereafter elect to discontinue or abandon the same for any reason, Lender shall have the unqualified right to do so and, in such an event, Borrower and Lender shall be restored to their former positions with respect to the Obligations, the Loan Documents, the Property and otherwise, and the rights, remedies, recourses and powers of Lender shall continue as if the same had never been invoked.

5.10 Governing Law. This Mortgage will be governed by and construed in accordance with the laws of the State in which the Real Estate is located, provided that to the extent any of such laws may now or hereafter be preempted by Federal law, in which case such Federal law shall so govern and be controlling.

5.11 Counting of Days. The term “days” when used herein shall mean calendar days. If any time period ends on a Saturday, Sunday or holiday officially recognized by the state within which the Real Estate is located, the period shall be deemed to end on the next succeeding business day. The term “business day” when used herein shall mean a weekday, Monday through Friday, except a legal holiday or a day on which banking institutions in the State in which the Real Estate is located are authorized by law to be closed.

5.12 Relationship of the Parties. The relationship between Borrower and Lender is that of a borrower and a lender only and neither of those parties is, nor shall it hold itself out to be, the agent, employee, joint venturer or partner of the other party.

5.13 Application of the Proceeds of the Note. To the extent that proceeds of the Note are used to pay indebtedness secured by any outstanding lien, security interest, charge or prior encumbrance against the Property, such proceeds have been advanced by Lender at Borrower’s request and Lender shall be subrogated to any and all rights, security interests and liens owned by any owner or holder of such outstanding liens, security interests, charges or encumbrances, irrespective of whether said liens, security interests, charges or encumbrances are released.

5.14 Unsecured Portion of Indebtedness. If any part of the Obligations cannot be lawfully secured by this Mortgage or if any part of the Property cannot be lawfully subject to the lien and security interest hereof to the full extent of such indebtedness, then all payments made shall be applied on said indebtedness first in discharge of that portion thereof which is unsecured by this Mortgage.

5.15 Cross Default. An Event of Default shall be a default under each of the other Loan Documents.

5.16 Interest After Sale. In the event the Property or any part thereof shall be sold upon foreclosure as provided hereunder, to the extent permitted by law, the sum for which the same shall have been sold shall, for purposes of redemption (pursuant to the laws of the state in which the Property is located), bear interest at the Default Interest Rate.

5.17 Construction of this Document. This document may be construed as a mortgage, security deed, deed of trust, chattel mortgage, conveyance, assignment, security agreement, pledge, financing statement, hypothecation or contract, or any one or more of the foregoing, as determined by Lender, in order to fully effectuate the liens and security interests created hereby and the purposes and agreements herein set forth.

5.18 No Merger. It is the desire and intention of the parties hereto that this Mortgage and the lien hereof do not merge in fee simple title to the Property. It is hereby understood and agreed that should Lender acquire any additional or other interests in or to the Property or the ownership thereof, then, unless a contrary intent is manifested by Lender as evidenced by an appropriate document duly recorded, this Mortgage and the lien hereof shall not merge in such other or additional interests in or to the Property, toward the end that this Mortgage may be foreclosed as if owned by a stranger to said other or additional interests.

5.19 Rights With Respect to Junior Liens. Any person or entity purporting to have or to take a junior mortgage or other lien upon the Property or any interest therein shall be subject to the rights of Lender to amend, modify, increase, vary, alter or supplement this Mortgage, the Note or any of the other Loan Documents and to extend the maturity date of the Obligations and to increase the amount of the Obligations and to waive or forebear the exercise of any of its rights and remedies hereunder or under any of the other Loan Documents and to release any collateral or security for the Obligations, in each and every case without obtaining the consent of the holder of such junior lien and without the lien or security interest of this Mortgage losing its priority over the rights of any such junior lien.

5.20 Lender May File Proofs of Claim. In the case of any receivership, insolvency, bankruptcy, reorganization, arrangement, adjustment, composition or other proceedings affecting Borrower or the principals or general partners or members in Borrower, or their respective creditors or property, Lender, to the extent permitted by law, shall be entitled to file such proofs of claim and other documents as may be necessary or advisable in order to have the claims of Lender allowed in such proceedings for the entire Obligations at the date of the institution of such proceedings and for any additional amount which may become due and payable by Borrower hereunder after such date.

5.21 Fixture Filing. To the extent permitted under applicable law, this Mortgage shall be effective from the date of its recording as a financing statement filed as a fixture filing with respect to all goods constituting part of the Property which are or are to become fixtures. This Mortgage shall also be effective as a financing statement covering minerals or the like (including oil and gas) and is to be filed for record in the Real Estate Records of the county where the Property is situated. The mailing address of Borrower and the address of Lender from which information concerning the security interests may be obtained are set forth above.

5.22 After-Acquired Property. All property acquired by Borrower after the date of this Mortgage which by the terms of this Mortgage shall be subject to the lien and the security interest created hereby, shall immediately upon the acquisition thereof by Borrower and without further mortgage, conveyance or assignment become subject to the lien and security interest created by this Mortgage. Nevertheless, Borrower shall execute, acknowledge, deliver and record or file, as appropriate, all and every such further mortgages, security agreements, financing statements, assignments and assurances, as Lender shall require for accomplishing the purposes of this Mortgage.

5.23 No Representation. By accepting delivery of any item required to be observed, performed or fulfilled or to be given to Lender pursuant to the Loan Documents, including, but not limited to, any officer’s certificates, balance sheet, statement of profit and loss or other financial statement, survey, appraisal or insurance policy, Lender shall not be deemed to have warranted, consented to, or affirmed the sufficiency, legality, effectiveness or legal effect of the same, or of any term, provision or condition thereof, and such acceptance of delivery thereof shall not be or constitute any warranty, consent or affirmation with respect thereto by Lender.

5.24 Counterparts. This Mortgage may be executed in any number of counterparts, each of which shall be effective only upon delivery and thereafter shall be deemed an original, and all of which shall be taken to be one and the same instrument, for the same effect as if all parties hereto had signed the same signature page. Any signature page of this Mortgage may be detached from any counterpart of this Mortgage without impairing the legal effect of any signatures thereon and may be attached to another counterpart of this Mortgage identical in form hereto but having attached to it one or more additional signature pages.

5.25 Exculpation. Notwithstanding anything to the contrary contained in this Mortgage, the liability of Borrower and its officers, directors, members and general partners for the Obligations and for the performance of the other agreements, covenants and obligations contained herein and in the other Loan Documents shall be limited as set forth in Section 1.05 of the Note.

5.26 Recording and Filing. Borrower will cause the Loan Documents and all amendments and supplements thereto and substitutions therefor to be recorded, filed, re-recorded and re-filed in such manner and in such places as Lender shall reasonably request, and will pay on demand all such recording, filing, re-recording and re-filing taxes, fees and other charges. Borrower shall reimburse Lender, or its servicing agent, for the costs incurred in obtaining a tax service company to verify the status of payment of Taxes and Other Charges on the Property.

5.27 Entire Agreement and Modification. This Mortgage and the other Loan Documents contain the entire agreements between the parties relating to the subject matter hereof and thereof and all prior agreements relative hereto and thereto which are not contained herein or therein are terminated. This Mortgage and the other Loan Documents may not be amended, revised, waived, discharged, released or terminated orally but only by a written instrument or instruments executed by the party against which enforcement of the amendment, revision, waiver, discharge, release or termination is asserted. Any alleged amendment, revision, waiver, discharge, release or termination which is not so documented shall not be effective as to any party.

5.28 Maximum Interest. The provisions of Section 2.03 of the Note are incorporated in this Mortgage by reference as if more fully set forth herein.

5.29 Secondary Market Transaction.

(a) Cooperation. Borrower acknowledges that Lender may effectuate a Secondary Market Transaction. Borrower shall cooperate in good faith with Lender in effecting any such Secondary Market Transaction and shall cooperate in good faith to implement all requirements imposed by any Investor (as defined herein) or Rating Agency involved therein, including, without limitation, all structural or other changes to Borrower and/or the Obligations, and modifications to any Loan Documents; provided, however, that the Borrower shall not be required to modify any Loan Documents if such modification would (A) increase the interest rate payable under the Note, (B) shorten the period until the stated maturity of the Note, (C) modify the amortization of principal of the Note, or (D) modify any other material term of the Obligations. Borrower shall provide such information and documents relating to Borrower, any Indemnitor, the Property and any Tenants as Lender may reasonably request in connection with such Secondary Market Transaction. Borrower shall make available to Lender all information concerning its business and operations that Lender may reasonably request.

(b) Disclosure; Indemnification. Lender shall be permitted to share all information provided in connection with the Loan with the Investors, Rating Agencies, investment banking firms, accounting firms, law firms and other third-party advisory firms involved with the Loan Documents or the applicable Secondary Market Transaction. It is understood that the information provided to Lender in connection with the Loan may ultimately be incorporated into the offering documents for the Secondary Market Transaction and thus potential Investors may also see some or all of the information with respect to the Loan, the Property, Borrower and the holders of direct or indirect interests in Borrower. Borrower irrevocably waives any and all rights it may have under any applicable laws (including, without limitation, any right of privacy) to prohibit such disclosure. Lender and all of the aforesaid third-party advisors and professional firms shall be entitled to rely on the information supplied by, or on behalf of, Borrower. Borrower hereby indemnifies Lender as to any losses, claims, damages or liabilities that arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the information provided by or on behalf of Borrower, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated in such information, or necessary in order to make the statements in such information, or in light of the circumstances under which they were made, not misleading. Lender may publicize the existence of the Obligations in connection with its marketing for a Secondary Market Transaction or otherwise as part of its business development.

(c) Definitions: A “Secondary Market Transaction” shall be (1) any sale of the Mortgage, Note and other Loan Documents to one or more investors as a whole loan, (2) a participation of the Obligations to one or more investors, (3) a securitization of the Loan, (4) any other sale or transfer of the Obligations or any interest therein to one or more investors. “Rating Agency” shall mean any nationally-recognized statistical rating organization that has been designated by Lender to provide, or that provides, a rating on Borrower, the Loan or any securities evidencing an interest in, inter alia, a trust or other entity which is the holder of the Note. “Investor” shall mean any actual or potential purchaser, transferee, assignee, servicer, participant or investor in a Secondary Market Transaction.

5.30 SUBMISSION TO JURISDICTION; WAIVER OF JURY TRIAL.

(a) BORROWER, TO THE FULL EXTENT PERMITTED BY LAW, HEREBY KNOWINGLY, INTENTIONALLY AND VOLUNTARILY, WITH AND UPON THE ADVICE OF COMPETENT COUNSEL, (i) SUBMITS TO PERSONAL JURISDICTION IN THE STATE IN WHICH THE REAL ESTATE IS LOCATED OVER ANY SUIT, ACTION OR PROCEEDING BY ANY PERSON ARISING FROM OR RELATING TO THE NOTE, THIS MORTGAGE OR ANY OTHER OF THE LOAN DOCUMENTS, (ii) AGREES THAT ANY SUCH ACTION, SUIT OR PROCEEDING MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT

JURISDICTION OVER THE COUNTY IN WHICH THE REAL ESTATE IS LOCATED, (iii) SUBMITS TO THE JURISDICTION OF SUCH COURTS, AND, (iv) TO THE FULLEST EXTENT PERMITTED BY LAW, AGREES THAT IT WILL NOT BRING ANY ACTION, SUIT OR PROCEEDING IN ANY OTHER FORUM (BUT NOTHING HEREIN SHALL AFFECT THE RIGHT OF LENDER TO BRING ANY ACTION, SUIT OR PROCEEDING IN ANY OTHER FORUM). BORROWER FURTHER CONSENTS AND AGREES TO SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER LEGAL PROCESS IN ANY SUCH SUIT, ACTION OR PROCEEDING BY REGISTERED OR CERTIFIED U.S. MAIL, POSTAGE PREPAID, TO THE BORROWER AT THE ADDRESS FOR NOTICES DESCRIBED IN SECTION 5.5 HEREOF, AND CONSENTS AND AGREES THAT SUCH SERVICE SHALL CONSTITUTE IN EVERY RESPECT VALID AND EFFECTIVE SERVICE (BUT NOTHING HEREIN SHALL AFFECT THE VALIDITY OR EFFECTIVENESS OF PROCESS SERVED IN ANY OTHER MANNER PERMITTED BY LAW).

(b) LENDER AND BORROWER, TO THE FULL EXTENT PERMITTED BY LAW, HEREBY KNOWINGLY, INTENTIONALLY AND VOLUNTARILY, WITH AND UPON THE ADVICE OF COMPETENT COUNSEL, WAIVE, RELINQUISH AND FOREVER FORGO THE RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, ARISING OUT OF, OR IN ANY WAY RELATING TO THE OBLIGATIONS OR ANY CONDUCT, ACT OR OMISSION OF LENDER OR BORROWER, OR ANY OF THEIR DIRECTORS, OFFICERS, PARTNERS, MEMBERS, EMPLOYEES, AGENTS OR ATTORNEYS, OR ANY OTHER PERSONS AFFILIATED WITH LENDER OR BORROWER, IN EACH OF THE FOREGOING CASES, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE.

5.31 State-Specific Provisions. The following provisions shall govern and control in the event of a conflict with any other provision of this Mortgage:

(a) Pursuant to 42 Pa. C.S.A. §8144, this Mortgage secures the unpaid balance of advances made, with respect to the Property, for the payment of taxes, assessments, maintenance charges, insurance premiums or costs incurred by Lender for the protection of the Property or the lien of this Mortgage, and expenses incurred by Lender by reason of an Event of Default, and the priority of the lien of such advances shall relate back to the date of recording of this Mortgage.

(b) Confession of Judgment. FOR THE PURPOSE OF OBTAINING POSSESSION OF THE PROPERTY UPON THE OCCURRENCE OF AN EVENT OF DEFAULT HEREUNDER, BORROWER HEREBY AUTHORIZES AND EMPOWERS ANY ATTORNEY OF ANY COURT OF RECORD IN THE COMMONWEALTH OF PENNSYLVANIA OR ELSEWHERE, AS ATTORNEY FOR BORROWER AND ALL PERSONS CLAIMING UNDER OR THROUGH BORROWER TO SIGN AN AGREEMENT FOR ENTERING IN ANY COMPETENT COURT AN ACTION IN EJECTMENT FOR POSSESSION OF THE PROPERTY AND TO APPEAR FOR AND CONFESS JUDGMENT AGAINST BORROWER AND AGAINST ALL PERSONS CLAIMING UNDER OR THROUGH BORROWER, IN FAVOR OF LENDER, FOR RECOVERY BY LENDER OF POSSESSION THEREOF, FOR WHICH THIS MORTGAGE, OR A COPY THEREOF VERIFIED BY AFFIDAVIT, SHALL BE A SUFFICIENT WARRANT; AND THEREUPON A WRIT OF POSSESSION MAY IMMEDIATELY ISSUE FOR POSSESSION OF THE PROPERTY, WITHOUT ANY PRIOR WRIT OR PROCEEDING WHATSOEVER AND WITHOUT ANY STAY OF EXECUTION. IF FOR ANY REASON AFTER SUCH ACTION HAS BEEN COMMENCED IT SHOULD BE DISCONTINUED, OR POSSESSION OF THE PROPERTY SHALL REMAIN IN OR BE RESTORED TO BORROWER, LENDER SHALL HAVE THE RIGHT FOR THE SAME EVENT OF DEFAULT OR ANY SUBSEQUENT EVENT OF DEFAULT TO BRING ONE OR MORE FURTHER ACTIONS AS ABOVE PROVIDED TO RECOVER POSSESSION OF THE PROPERTY. LENDER MAY BRING AN ACTION IN EJECTMENT AND CONFESS JUDGMENT THEREIN BEFORE OR

AFTER THE INSTITUTION OF PROCEEDINGS TO FORECLOSE THIS MORTGAGE OR TO ENFORCE THE NOTE, OR AFTER ENTRY OF JUDGMENT THEREIN OR ON THE NOTE, OR AFTER A SHERIFF’S SALE OF THE PROPERTY IN WHICH LENDER IS THE SUCCESSFUL BIDDER; THE AUTHORIZATION TO PURSUE SUCH PROCEEDINGS FOR OBTAINING POSSESSION AND CONFESS JUDGMENT THEREIN IS AN ESSENTIAL PART OF THE REMEDIES FOR ENFORCEMENT OF THIS MORTGAGE AND THE NOTE, AND SHALL SURVIVE ANY EXECUTION SALE TO LENDER.

BORROWER CONFIRMS TO LENDER THAT (I) BORROWER IS A BUSINESS ENTITY AND THAT ITS PRINCIPALS ARE KNOWLEDGEABLE IN BUSINESS MATTERS; (II) THE TERMS OF THIS MORTGAGE, INCLUDING THE FOREGOING WARRANT OF ATTORNEY TO CONFESS JUDGMENT, HAVE BEEN NEGOTIATED AND AGREED UPON IN A COMMERCIAL CONTEXT; AND (III) IT HAS FULLY REVIEWED THE AFORESAID WARRANT OF ATTORNEY TO CONFESS JUDGMENT WITH ITS OWN COUNSEL AND IS KNOWINGLY AND VOLUNTARILY WAIVING CERTAIN RIGHTS IT WOULD OTHERWISE POSSESS, INCLUDING BUT NOT LIMITED TO, THE RIGHT TO ANY NOTICE OR A HEARING PRIOR TO THE ENTRY OF JUDGMENT BY LENDER PURSUANT TO THE AFORESAID WARRANT OF ATTORNEY.

IN WITNESS WHEREOF, Borrower has executed this Mortgage as of the day and year first above written.

935 HQ ASSOCIATES, LLC,
a Delaware limited liability company

By:	GSI Commerce, Inc.,
a Delaware corporation,
its Managing Member

By:	/s/ Jordan Copland
Name:	Jordan Copland
Title:	Executive Vice President

The address of the within Lender is:

622 Third Avenue, 8th Floor

New York, New York 10017

/s/ Ingrid Hlawaty
On behalf of the Lender

COMMONWEALTH OF PENNSYLVANIA

COUNTY OF Philadelphia

On this, the 9th day of June, 2004 before me, a Notary Public, personally appeared Jordan M. Copland, known to me (or satisfactorily proven) to be the Executive Vice President of GSI Commerce, Inc., a Delaware corporation, the sole member of 935 HQ Associates, LLC, a Delaware limited liability company and acknowledged that being duly authorized to do so, executed the foregoing instrument on behalf of such limited partnership as general partner of such limited partnership for the purposes therein contained.

IN WITNESS WHEREOF, I have hereunto set my official hand and seal.

/s/ Sheldon Bender	[SEAL]
Name: Sheldon Bender

My commission expires: May 2, 2006

EXHIBIT A

PROPERTY DESCRIPTION

ALL THAT CERTAIN unit in the property known, named and identified in the Declaration of Condominium of First Avenue Corporate Center, a Condominium (the “Declaration”), located in King of Prussia, Montgomery County, Commonwealth of Pennsylvania, which has heretofore been submitted to the provisions of the Pennsylvania Uniform Condominium Act, 68 P.S.A. §3101, et seq., by the recording in the Office of the Montgomery County Clerk of the Declaration, dated June , 2004, designated in such Declaration as Unit One as more fully described in such Declaration, together with a proportionate undivided interest in the Common Elements (as defined in such Declaration) of fifty percent (50%).

BEING a part of County Parcel No. 58-00-06853-00-1, to be separately assessed as a new tax parcel number upon recordation of the Declaration.

BEING part of the same premises which 935 First Avenue Associates a Pennsylvania limited partnership by Deed dated June 19, 2001 and recorded June 27, 2001 in Montgomery County in Deed Book 5365 page 311 granted and conveyed unto NSHE Keystone, LLC, a Delaware limited liability company in fee.

AND BEING part of the same premises which NSHE Keystone, LLC, a Delaware limited liability company by Quit Claim Deed dated December 20, 2001 and recorded May 22, 2002 in Montgomery County in Deed Book 5409 page 260 granted and conveyed unto Brandywine Operating Partnership, L.P., a Delaware limited partnership in fee.